As filed with the Securities and Exchange Commission on April 29, 1999


                                             Registration Nos. 811-4303; 2-97765
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  ------------


                         POST-EFFECTIVE AMENDMENT NO. 22


                                       to

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                                  ------------

                         THE GUARDIAN SEPARATE ACCOUNT B
                              (Exact name of trust)

                                  ------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                               (Name of Depositor)


                   7 Hanover Square, New York, New York 10004
          (Complete address of depositor's principal executive offices)


                                  ------------

                          RICHARD T. POTTER, JR., ESQ.

                 The Guardian Insurance & Annuity Company, Inc.
                              201 Park Avenue South
                            New York, New York 10003

                (Name and complete address of agent for service)

                                    Copy to:

                              STEPHEN E. ROTH, ESQ.
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                  ------------

      It is proposed that this filing will become effective (check appropriate box):

             |_|    immediately upon filing pursuant to paragraph (b), or


             |X|    on May 1, 1999 pursuant to paragraph (b)


             |_|    60 days after filing pursuant to paragraph (a)(i), or
             |_|    on (date) pursuant to paragraph (a)(i) of Rule 485

      If appropriate, check the following box:

             |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  ------------



      The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most recent fiscal year was filed on March 26, 1999.


================================================================================

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

        N-8B-2 Item                            Heading in Prospectus
        -----------                            ---------------------

1,2,51(a)....................   Cover Page


3............................   Who issues your Value Plus policy?; The Separate
                                 Account

4............................   Distribution agreement and other
                                 selling arrangements

5............................   Who issues your Value Plus Policy?

6(a).........................   The Separate Account


6(b),7.......................   Not Applicable


8............................   Financial statements


9,10(a),(b)..................   Not Applicable


10(c)........................   Can you cancel your policy once you've bought
                                 it?; Your right to cancel your policy
                                 ("free-look" period); What are the values under your policy?; Premium allocation and policy values

10(d)........................   Can you exchange your policy for fixed life
                                 insurance? Exchanging your policy for fixed life insurance; What are your investment options?; Premium allocation and policy values


10(e)........................   Not Applicable


10(f)........................   Voting rights

10(g),(h)....................   Substitution of investments

10(i),44(a),51(g)............   How is your single premium calculated?; What are
                                 the values under your policy?; The premium;
                                 Underwriting; What is a single premium variable life insurance policy and how does it work?; Death benefit; Variable insurance amount; Premium information, premium allocation and policy values; Other important policy provisions

11...........................   What are your investment options?

12...........................   The Funds; The Trust

13(a),(b),(c),51(g)..........   What charges do you have to pay?; Charges under
                                 the policy


13(d),(g)....................   Not Applicable


(e),(f)......................   Charges under the policy

14...........................   Who can buy a Value Plus policy?; Underwriting

15...........................   What are your investment options?; Premium
                                 information, premium allocation and policy values

16...........................   What are your investment options?; Premium
                                 information, premium allocation and policy values

17...........................   Death benefit; Payment options

18...........................   Who issues your Value Plus Policy?

19...........................   Communications from GIAC


20...........................   Not Applicable

        N-8B-2 Item                            Heading in Prospectus
        -----------                            ---------------------


21(a,(b))....................   Do you have access to the money you've invested
                                 in your policy?; Policy loans


21(c),22,23..................   Not Applicable


24...........................   Other important policy provisions

25,27,29,48..................   Who issues your Value Plus policy?


26...........................   Not Applicable


28...........................   GIAC's management


30,31,32,33,34,35,36,37......   Not Applicable


38,39,41(a)..................   Distribution agreement and other selling
                                 arrangements


40...........................   The Funds; The Trust

41(b),(c),42,43..............   Not Applicable

44(b)........................   Not Applicable


44(c)........................   Premium information, premium allocation and
                                 policy values


45...........................   Not Applicable

46(a),47.....................   The Funds; The Trust

46(b)........................   Not Applicable

49,50........................   Not Applicable


51(b)........................   What is a single premium variable life insurance
                                 policy and how does it work?


51(c)........................   Death Benefit


51(e),(f)....................   Other important policy provisions


51(h),(i),(j)................   Not Applicable


52(a),(c)....................   Substitution of investments


52(b),(d)....................   Not Applicable


53(a)........................   Charges under the policy


53(b),54,55,56,57,58.........   Not Applicable

59...........................   Financial Statements

The Guardian Value Plus Prospectus

Value Plus

Single Premium Variable Life Insurance Policy Prospectus

May 1, 1999

Value Plus is a single premium variable life insurance policy offered by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account B (the Separate Account). Value Plus is designed to provide lifetime insurance coverage on the insured named in the policy. The death benefit and cash values under a policy will vary based on the performance of the investment divisions comprising the Separate Account, which invests in certain mutual funds and a unit investment trust. The Separate Account's investment divisions are collectively referred to in this prospectus as the investment options. Our offices are located at 7 Hanover Square, New York, New York, 10004.

This prospectus provides information that you should know about the policy before investing, and you should retain it for future reference. It must be accompanied by the current prospectuses for:

The Guardian Stock Fund, Inc.
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.
Baillie Gifford International Fund series of GIAC Funds, Inc.
Value Line Centurion Fund, Inc.
Value Line Strategic Asset Management Trust
Salomon Smith Barney Fund of Stripped ("Zero") U.S. Treasury Securities, Series
A

Regardless of a policy's underlying investment performance, the death benefit can never be less than the guaranteed insurance amount provided by the policy (with the proceeds payable reduced by any outstanding policy debt). During the first policy month, the death benefit equals the guaranteed insurance amount. Afterwards, the death benefit may increase or decrease on a monthly basis, depending on the performance of the investment options you choose.

A policy's cash value may increase or decrease on any day, depending on investment performance. You bear the risk of investment losses since no minimum amount of cash value is guaranteed. In early policy years, the cash value may be lower than the single premium accumulated at interest. A prospective purchaser should evaluate the need for life insurance and the policy's long-term investment potential before buying a policy. Therefore, you should purchase a policy only if you intend to keep it for a long period of time. In addition, it may not be advantageous to replace existing life insurance coverage by purchasing a Value Plus policy.


Value Plus Prospectus

Under federal income tax law, the policy is generally treated as a modified endowment contract. Accordingly, all distributions from the policy, including policy loans and surrenders, are fully taxable to the extent of income in the policy and may be subject to adverse tax consequences and/or penalties.

Employers and employee organizations should carefully consider whether it is appropriate to purchase a Value Plus policy for any employment-related insurance or benefit program.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of or guaranteed or endorsed by, any bank or depository institution, is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of principal amount invested.


Value Plus Prospectus

Table of contents

Summary

            What is a single premium variable life insurance policy and how does it work?
            Who can buy a Value Plus policy?
            How is your single premium calculated?
            What are your investment options?
            What are the values under your policy?
            Do you have access to the money you've invested in your policy?
            Can you surrender your policy?
            What charges do you have to pay?
            How is your policy affected by taxes?
            Can you cancel your policy once you've bought it?
            Can you exchange your policy for fixed life insurance?
            What happens if you exchange another life insurance contract for a Value Plus policy?
            How can you communicate with us?
            Who issues your Value Plus policy?

About your Value Plus policy

            The policyowner
            The beneficiary

Death benefit

            Variable insurance amount
            If distinctions based on sex are prohibited

Premium information, premium allocation and policy values

            The premium
            Underwriting
            Premium allocation and policy values

Your investment options

            The Separate Account
            The Funds
            The Trust
            Substitution of investments

Charges under the policy

            Policy loading charges
            Other charges
            Income tax charge
            Guarantee of certain charges

Special features of your policy

            Policy loans
            Surrendering your policy
            Transfers between the investment options
            Exchanging your policy for fixed life insurance
            Payment options

Tax considerations

            Tax status of the policy
            Tax treatment of policy benefits
            Status of the policy as a modified endowment contract
            Exchanging a policy


Value Plus Prospectus

            Estate and generation skipping transfer taxes
            Other tax consequences
            Possible tax law changes
            Income tax withholding

Rights and responsibilities

            Assigning the rights to your policy
            Voting rights
            Your right to cancel your policy ("free-look" period)

Other important policy provisions

            Error in age or sex
            Postponement
            Payments made by the policyowner to GIAC
            Incontestability
            Suicide exclusion
            Exchange of another life insurance contract for a Value Plus policy

Other information

            Distribution agreement and other selling arrangements
            Communications from GIAC
            Legal considerations for employers
            State regulation
            Legal proceedings
            Legal matters
            Year 2000
            Registration statement
            Independent accountants
            Experts
            Financial statements
            GIAC's management

Special terms used in this prospectus

Financial Statements of The Guardian Separate Account B

Statutory Basis Financial Statements of The Guardian Insurance & Annuity Company, Inc.

Appendix A: Illustrations of death benefits and cash values

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

The policies or certain investment options may not be available in all states. The term rider may not be available in all states in which the policies are available.

The primary purpose of the policies is to provide insurance protection for the beneficiary named in each policy. No claim is made that the policies are in any way similar or comparable to an investment in a mutual fund.


Value Plus Prospectus

In this document, we, us and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We've used italic script to highlight these terms the first time they appear in the text.

Summary

This summary outlines the principal features of your Value Plus single premium variable life insurance policy. It is qualified by the detailed explanation which follows and the terms of your Value Plus policy.

We deliver this prospectus with a copy of the prospectuses for each of the Funds and the Trust corresponding to the investment options in which you may invest your Value Plus premium.

Please read this prospectus and the Fund and Trust prospectuses carefully before investing.

What is a single premium variable life insurance policy and how does it work?

Like other life insurance policies, a single premium variable life insurance policy provides a death benefit that is payable to the beneficiary when the insured dies. Single premium means that you make only one premium payment when you buy the policy, and no further premiums are required or permitted.

The insurance coverage has two parts:

1. a guaranteed insurance amount - this is the guaranteed minimum death benefit, also known as the face amount. The guaranteed insurance amount is the amount specified in your policy when you buy it.

2. a variable insurance amount - this is the death benefit amount that is payable in addition to the guaranteed insurance amount. The variable insurance amount is zero during the first policy month. From the second month on, the variable insurance amount will increase or decrease depending on the performance of the investment options you have chosen. We calculate the variable insurance amount each month on the monthly policy date.


Value Plus Prospectus

As a variable life insurance policyowner, you bear the risk of investment losses since no minimum cash value is guaranteed. You also bear the risk that the variable insurance amount and, as a result, the amount of death benefit that exceeds the guaranteed insurance amount, can change on each monthly policy date.

Please note that there is no assurance that the variable insurance amount will be positive. However, the death benefit payable will never be less than the guaranteed insurance amount (reduced by any outstanding policy debt).

Who can buy a Value Plus policy?

We offer Value Plus to individuals who live in a state or jurisdiction where we offer the policy. The insured may be up to 75 years old and must meet our insurance requirements. If the insured is over 75, we will consider your application and may issue a policy. You and the insured may be the same or different people.

How is your single premium calculated?

We calculate your single premium based on:

o     the guaranteed insurance amount you have requested

o the insured's age, sex and rating class, which is a rating based on factors such as the insured's state of health, whether he or she is a smoker or non-smoker, and occupation. Where required by law, we will use sex-neutral actuarial tables.

The minimum single premium is $5,000.

What are your investment options?

You can decide which investment options you would like to invest your single premium in. GIAC has established a separate account, known as Separate Account B, through which we invest your premium in the investment options.

The Separate Account has seven investment divisions, corresponding to the six Funds and one Trust available to you as investment options. You may invest in up to four of these options at any one time:


Value Plus Prospectus

-------------------------------------------------------------------
Name of division        Division invests in
-------------------------------------------------------------------
Stock Fund              The Guardian Stock Fund, Inc.
-------------------------------------------------------------------
Bond Fund               The Guardian Bond Fund, Inc.
-------------------------------------------------------------------
Cash Fund               The Guardian Cash Fund, Inc.
-------------------------------------------------------------------
International Fund      Baillie Gifford International Fund
                        series of GIAC Funds, Inc.
-------------------------------------------------------------------
Centurion Fund          Value Line Centurion Fund
-------------------------------------------------------------------
Strategic Trust         Value Line Strategic Asset Management Trust
-------------------------------------------------------------------
Trust                   Salomon Smith Barney Fund of Stripped
                        ("Zero") U.S. Treasury Securities, Series A
-------------------------------------------------------------------

What are the values under your policy?

Account value

On the policy date, we transfer your premium to the Separate Account, and allocate it to The Guardian Cash Fund. The premium then becomes your policy's account value. The policy date is either

o     the date of your completed application, or

o the date we receive your premium, if it is more than five business days after we receive your completed application.

On the investment date, we allocate the account value to up to four investment options you have selected. The investment date is 45 days after you complete the application, or 10 days after the policy is issued, whichever is later.

Cash value

On the policy date, the cash value of your policy equals the net premium. The net premium is the amount that remains after we take policy loading charges into account. The net premium is also used to determine the guaranteed insurance amount.


Value Plus Prospectus

There is no minimum guaranteed cash value. After the policy date, the cash value may increase or decrease, depending on your policy's excess investment return. The excess investment return is a dollar amount of the policy's account value reflecting the increase or decrease in the value of the investment options, after providing for charges under the policy. During the first 10 policy years, the account value exceeds the cash value by the amount of the unrecovered policy loading charges. This means that the actual returns on these unrecovered charges can affect the excess investment return, either negatively or positively.

The excess investment return is calculated using a formula based on the actual rate of return of your investment options, and can be positive or negative. The actual rate of return reflects the increases or decreases in the investment options you have selected, interest credited to you on any policy loans and any charges against the assets in each division. If the excess investment return is positive, the variable insurance amount increases by the amount of insurance that can be purchased by the dollar amount of excess investment return.

For complete information on the excess investment return and actual rate of return, please refer to the sections called How the variable insurance amount affects the death benefit and The policy's excess investment return.

Do you have access to the money you've invested in your policy?

You may take out a policy loan to borrow up to 90% of your policy's cash value (less any outstanding loans and loan interest). The minimum loan amount is $500. You may repay all or a part of the loan at any time while the insured is living or within 60 days after the date of the insured's death. The minimum loan repayment amount is the lesser of $500 or the outstanding loan balance.

We charge interest on outstanding loans at an annual rate of 4.75%. If interest is not paid when due, we will add it to the outstanding loan balance.

While a loan is outstanding, we hold that portion of the policy's cash value that equals the loan amount in our general account. We do not take this amount into account when we


Value Plus Prospectus
calculate your policy's excess investment return. As a result, the policy's variable insurance amount and cash value can be permanently affected by a loan, whether or not you repay it.

If there is an outstanding loan on the policy when the insured dies, or when you surrender the policy, we will subtract the amount of the loan, plus interest, from the death benefit or the cash value before making any payments.

Loans from policies that are modified endowment contracts and past due loan interest that is added to such loans are treated as taxable distributions and may be taxable as ordinary income (see the section called Tax considerations).

Can you surrender your policy?

You may, at any time while the insured is living, surrender or cancel your policy for the net cash value. The net cash value is the cash value less any unrecovered policy loading charges (see the section called Charges under the policy) and policy debt. Policy debt is made up of all unpaid policy loans plus the accumulated and unpaid interest on those loans. After you surrender your policy you no longer have insurance coverage and your policy cannot be reinstated. You may have to pay federal income taxes if you surrender your policy.

What charges do you have to pay?

There are various charges associated with maintaining your Value Plus policy. Each of these charges is outlined below and in detail under the section called Charges under the policy.

Policy loading charges

We deduct four policy loading charges from your single premium. The resulting amount is the policy's net premium. Initially, we add the amount of the policy loading charges to the policy's account value. We will recover these charges equally over a period of 10 years, starting in year two and continuing through to year 11. We deduct the yearly portion due from the account value at the beginning of each policy year. The policy loading charges are:

o     a sales charge equal to 4% of the single premium

o     an administrative charge, which will not be more than $500

o     a state premium tax charge equal to 2.25% of the single premium


Value Plus Prospectus

o     a risk charge of 1.0% or 1.5%, depending on the insured's rating class.

Other charges

We deduct other charges from your policy. These charges are deducted over the life of the policy, as follows:

o a cost of life insurance charge - based on the insured's age, sex and rating class. This charge is calculated daily and deducted monthly from your account value.

o mortality and expense risks charges - deducted daily from the Separate Account at an effective annual rate of .50% of the value of the assets in the Separate Account

o Trust transaction charges - deducted from the Trust's assets at an effective annual current rate of 0.25% to reimburse us for transaction charges incurred for the Trust. As a result, you pay this charge, which may be increased in the future up to an effective annual rate of .50%, indirectly.

o investment advisory fees and other expenses - deducted daily from the value of the assets of each of the Funds in which you invest through the Separate Account. As a result, you pay these fees and expenses indirectly.

We also have the right to charge the Separate Account to cover any taxes that are applicable to the Separate Account or the policies. We don't currently impose this charge.

How is your policy affected by taxes?

The death benefit under a policy will generally not be part of the beneficiary's taxable income for federal income tax purposes. Policy loans, surrenders or other benefits paid while the insured is alive may be completely or partially taxable. Up to age 59 1/2, any taxable distributions will generally be subject to a 10% penalty tax. Increases in the cash value of the policy are not taxable as long as they remain in the policy.

Can you cancel your policy once you've bought it?

We will refund your entire premium if you return the policy within 10 days after you receive it, or 45 days after you sign the application for the policy, whichever is later. This is called the "free-look" period. Longer periods apply in certain states.


Value Plus Prospectus

Can you exchange your policy for fixed life insurance?

During the first 24 policy months, you may exchange your Value Plus policy for a fixed-benefit single premium whole life insurance policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements. For complete details, please see the section called Exchanging your policy for fixed life insurance.

What happens if you exchange another life insurance contract for a Value Plus policy?

If you already own another life insurance contract, you may wish to exchange it for a Value Plus policy. Newly issued Value Plus policies are generally treated as modified endowment contracts, but may not be treated as such in an exchange if

o your original contract was not a modified endowment contract prior to the exchange; and

o you purchase a seven-year fixed-benefit level term rider that is offered only in these exchange situations with a portion of the original contract's cash value.

For complete details, please see the section called Exchange of another life insurance contract for a Value Plus policy.

How can you communicate with us?

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our executive office, in a form acceptable to us. Your request must include:

o     your policy number

o     the full name of all policyowners

o     the full name of the insured,

o     and your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.
P.O. Box 26210
Lehigh Valley, Pennsylvania 18002-6210

Our address for registered, certified or express mail is:


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.
3900 Burgess Place
Bethlehem, Pennsylvania 18017

If you wish to make a telephone transfer, you may call us at 1-800-533-0099 between 9 a.m. and 3:30 p.m. (Eastern time) on days when we are open for business. We will make the transfer, provided a proper authorization is on file.

Who issues your Value Plus policy?

Your Value Plus policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance in all 50 states of the United States of America and the District of Columbia. As of December 31, 1998, our total assets (statutory basis) exceeded $9 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian
Life). The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC's ability to meet its insurance-related obligations. These ratings do not apply to the investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Value Plus policies, and does not guarantee the benefits provided by the policy.


Value Plus Prospectus

About your Value Plus policy

This section provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy's terms will vary depending on where you live. These will be outlined in the policy we send you.

The policyowner

The policyowner is the person named on the application (or in our records, if there was a later change) as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the policy unless ownership of the policy has been assigned to someone else.

If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, whether or not the insured is living when GIAC's Customer Service Office receives the request. However, the change will not apply to any payments made or actions taken before we receive your request.

Successor owner

A numbered sequence may be used to name successor owners. If the policyowner dies, ownership passes to the next designated successor owner then living. If none is then living, ownership passes to the last policyowner's estate. If you are both the policyowner and the insured, a successor owner may not be named, because the policy ends when you die.

Joint owner

If more than one person is named with no number or the same number, we consider them to be joint owners. All joint owners must sign any policy transaction. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner or owners. When the last joint owner dies, ownership passes to that person's estate, unless otherwise provided.


Value Plus Prospectus

The beneficiary

The beneficiary is the person you name to receive the death proceeds when the insured dies. The beneficiary is named in the application, or in our records if there was a later change. Unless otherwise provided, in order to receive proceeds at the insured's death, a beneficiary must be living on the earlier of

o the date we receive proof of the insured's death at our Customer Service Office or

o     the 15th day after the insured's death.

If you want to change the beneficiary, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all the policyowners. The change will be made effective on the date your request was signed, whether or not the insured is living when GIAC's Customer Service Office receives the request. However, the change will not apply to any payments made or actions taken before we receive your request.

The policyowner or the policyowner's estate will be the beneficiary if no designated beneficiary is living on the earlier of the above dates, unless otherwise provided.

Contingent beneficiary

You may name a `contingent' beneficiary, who will receive the proceeds if the first beneficiary dies before the insured. A numbered sequence may be used to name contingent beneficiaries. The beneficiary is the living person or persons with the lowest number in the sequence.

Concurrent Beneficiary

If more than one person is named with no number or the same number, they are concurrent beneficiaries. These persons, or the survivors, share the proceeds equally, unless otherwise provided. If a beneficiary does not survive the insured and has an unequal share, that beneficiary's share passes to the policyowner or the policyowner's estate, unless otherwise provided.


Value Plus Prospectus

Death benefit

The death benefit payable is the sum of:

o     the guaranteed insurance amount, and

o any positive variable insurance amount on the date of the insured's death, less

o     any policy debt (see the section called Policy loans).

The guaranteed insurance amount is the amount specified in your policy when you buy it. The variable insurance amount varies over the life of the policy. There is no assurance that the variable insurance amount will be positive (see the section below called Variable insurance amount).

GIAC has reinsured, and intends to continue to reinsure, a portion of the risks assumed under the policies.

Variable insurance amount

The variable insurance amount is the amount of insurance that is purchased or cancelled on each monthly policy date, depending on the policy's investment returns. The variable insurance amount is zero during the first policy month. From the second month on, it may be positive or negative.

We determine the variable insurance amount at the beginning of each policy month, on the monthly policy date. We do this by combining the then-effective variable insurance amount, whether positive or negative, with the amount of insurance that is purchased or cancelled by the policy's investment returns for the preceding month (see the section called The policy's excess investment return). The variable insurance amount changes only on the monthly policy date.

We may also adjust the variable insurance amount on each policy anniversary to reflect favorable mortality results if the insured is classified as a standard or preferred underwriting risk (see the section called Underwriting).


Value Plus Prospectus

How the variable insurance amount affects the death benefit

The following example uses the policy illustrated in Appendix A-6. Scenario 1 assumes a gross annual investment return of 6% during policy year 6 (equivalent to a net rate of return of 4.85%). Scenario 2 assumes a gross annual investment return of 0% (equivalent to a net rate of return of -1.15%). The chart below shows how the variable insurance amount, under both scenarios, would affect the death benefit at the end of policy year 6.

--------------------------------------------------------------------------------
                      Guaranteed insurance   Variable insurance
                      amount                 amount                Death benefit
--------------------------------------------------------------------------------
Scenario 1 - gross
annual return of 6%
--------------------------------------------------------------------------------
End of Policy year 5        $113,608               $6,705           $120,313
--------------------------------------------------------------------------------
Change during Policy
year 6                             0                1,206              1,206
--------------------------------------------------------------------------------
End of Policy year 6        $113,608               $7,911           $121,519
--------------------------------------------------------------------------------
Scenario 2 - gross
annual return of 0%
--------------------------------------------------------------------------------
End of Policy year 5        $113,608               $6,705           $120,313
--------------------------------------------------------------------------------
Change during Policy
year 6                             0               (6,015)            (6,015)
--------------------------------------------------------------------------------
End of Policy year 6        $113,608                 $690           $114,298
--------------------------------------------------------------------------------

Before we recover the policy loading charges, the actual rate of return necessary to create a positive excess investment return will be less than 4%. After we have fully recovered the policy loading charges from the account value, the variable insurance amount will increase if the policy's annual rate of return exceeds 4%. If the actual rate of return is less than 4%, the excess investment return will be negative, so the variable insurance amount will decrease. The variable insurance amount will not change if the excess investment return is zero, and there is no mortality adjustment. (See the sections called The policy's excess investment return and Underwriting.)

Negative variable insurance amounts

If the variable insurance amount is negative at the end of a policy month, the death benefit will equal the guaranteed insurance amount for the next policy month. The variable insurance


Value Plus Prospectus
amount will continue to be negative until the excess investment return of the subsequent policy month or months is high enough to offset the negative variable insurance amount.

To illustrate this concept, refer to the policy illustrated in Appendix A-3. If we assume a gross annual investment return of 0% (equivalent to a net rate of return of -1.15%) for the first five policy years, the variable insurance amount is -$25,909 at the end of policy year 5. The death benefit cannot exceed the guaranteed insurance amount at the end of policy year 6 unless the rate of return in policy year 6 is at least 34.07%.

The policy's excess investment return

We calculate and use your policy's excess investment return to purchase or cancel the amount of variable insurance provided by the policy. The excess investment return is based on your policy's actual rate of return (see the section called Variable insurance amount).

We determine your policy's actual rate of return monthly, taking the following into account:

o increases or decreases in the net asset value of each Fund's shares plus any distribution made during the policy month on the shares

o increases or decreases in the value of the units of the Trust plus any distribution made during the policy month on the units

o interest credited to you on any policy loans, less any charges against the assets in each division (see the section called Other charges).

The method for calculating each Fund's net asset value is described in its accompanying prospectus. Units of the Trust are valued at the "Sponsor's Repurchase Price" as defined in the accompanying prospectus for the Trust.

Your policy's excess investment return is calculated as:

(1)   the account value at the beginning of the policy month; multiplied by

(2)   the actual rate of return adjusted to the date of calculation; minus

(3)   the cash value at the beginning of the month; multiplied by

(4)   an annualized rate of 4%.


Value Plus Prospectus

During the first 10 policy years, the account value exceeds the cash value by the amount of the unrecovered policy loading charges. Adding the policy loading charges to the account value during this period means that

o there will be greater increases in benefits if the actual rate of return is greater than zero, or

o there will be larger decreases in benefits if the actual rate of return is less than zero.

The excess investment return will be positive and the variable insurance amount will increase for a policy month if the actual rate of return is greater than 4% on an annualized basis. Before we recover all policy loading charges, the actual rate of return necessary to create a positive or negative excess investment return will vary with the amount of policy loading charges remaining in the account value.

After all policy loading charges have been recovered, the actual rate of return must be 4% or greater to result in a positive excess investment return, unless there is a mortality adjustment (see the section called Underwriting). We will reduce the variable insurance amount if the excess investment return is negative.

Use of the net single premium to calculate the variable insurance amount

We use a net single premium per $1 of paid-up whole life insurance to calculate the variable insurance amount purchased or cancelled for any month. We calculate the premium based on the insured's sex and age at the policy anniversary. For intermediate months, we interpolate to arrive at net single premiums. For example, if the excess investment return for a female age 65 is $100, positive or negative, the variable insurance amount will increase or decrease by $188 (1.88 x +- $100 - see the table called Illustrative net single premiums in this section). For a female, age 65 and 2 months, an excess investment return of $100, positive or negative, causes the variable insurance amount to increase or decrease by $187.

The amount of change in the variable insurance amount also depends on the policy year in which the change occurs. For example, using the policy illustrated in Appendix A-6, and assuming a 6.0% gross annual investment return (equivalent to a net rate of return of 4.85%),


Value Plus Prospectus
the increase or decrease in the variable insurance amount in policy year 6 is less than the change occurring during policy year 20.

         Calculation of the change in the variable insurance amount for the first month of a policy year

                                                      6th            20th
                                                      policy year    policy year

1. Account value at beginning of policy year..........  $57,948        $90,752
                                                        x .0040        x .0040
                                                        -------        -------

2. Actual investment return...........................  $   232        $   363
                                                        $57,948        $90,752
                                                        x .0033        x .0033
                                                        -------        -------

3. Assumed investment return..........................  $   191        $   299

4. Excess investment return [subtract 3. From 2.].....  $    41        $    64

5. Net single premium.................................   .46458         .67076

6. Change in variable insurance amount at end of the
    first month in the 6th and 20th policy years......  $    88        $    95

The net single premium used to calculate the variable insurance amount increases as the insured ages (see table below.) Thus, larger dollar amounts of excess investment return are required each year to maintain the same increases in the variable insurance amount.

The policy includes a table of net single premiums for increasing or decreasing the variable insurance amount based on a policy's actual excess investment return. These premiums will not change if the insured's health changes after the policy is issued.

Unless distinctions based on sex are prohibited by state law, the net single premium will be lower for females (see table below). The net single premium will also be lower if the insured is classified as a preferred or standard risk. The net single premium is also used to set the single premium payment to buy a policy.


Value Plus Prospectus

                        Illustrative net single premiums

                        Net single premium             Variable insurance
                        per $1.00 of variable          amount purchased or
                        insurance amount or            cancelled by $1.00 of
                        guaranteed insurance           investment return
                        amount
            Attained
            Age         Male           Female         Male           Female
            ---         ----           ------         ----           ------
             5        $ .09731       $ .08071      $ 10.28        $ 12.39
            15          .13484         .11146         7.42           8.97
            25          .18165         .15426         5.51           6.48
            35          .25173         .21509         3.97           4.65
            45          .34749         .29718         2.88           3.36
            55          .46704         .40160         2.14           2.49
            65          .60301         .53300         1.66           1.88
            75          .73828         .68489         1.35           1.46
            85          .84665         .82411         1.18           1.21


If distinctions based on sex are prohibited

Some states prohibit insurers from using actuarial tables that distinguish between men and women to determine premiums and benefits for life insurance policies. Where such unisex rates are required by state law, we use the female attained age net single premium table to determine premium payments and the variable insurance amount. We also use it to perform other policy calculations for both men and women. Otherwise, we use actuarial tables that differentiate on the basis of sex (see the section called Legal considerations for employers).


Value Plus Prospectus

Premium information, premium allocation and policy values

The premium

The minimum single premium payment is $5,000.

In setting our premium rates, we consider:

o     actuarial estimates for death benefits and cash value benefits

o the underwriting rating class of the insured. We project mortality results will be more favorable in the preferred and standard rating classes than in the substandard class.

o     expenses

o     investment experience

o     an amount to be contributed to our surplus.

In addition, we allocate assets to our general account to provide for payment of benefits in the event the insured dies when the guaranteed insurance amount exceeds the death benefit that would have been payable based on the investment results.

Underwriting

Underwriting is the process we undergo to evaluate the insurance risk of a proposed insured, and either determine a premium based on that risk, or reject the application for insurance.

We issue policies for people classified as preferred, standard or substandard risks. We group people of the same age into a class which can be expected to produce mortality experience consistent with the actuarial structure for that class. We use the following underwriting methods:

o     simplified underwriting not requiring a physical examination, and

o paramedical or medical underwriting, which requires an examination. Paramedical underwriting is when the evaluation of the insured's health is based on the assessment of a medical professional who is not a physician. Medical underwriting is when the evaluation of the insured's health is based on the assessment of a physician, such as the insured's own doctor.


Value Plus Prospectus

We base the method of underwriting chosen for any given policy on age, premium or net amount at risk. The net amount at risk is the difference between your policy's total account value and death benefit. The total account value is the amount available for investment at any time. It is the sum of the account values held in each of the policy's investment options, plus the amount set aside in our general account for any policy debt, if applicable.

We may, however, request an independent medical examination if the insured answers 'yes' to one of the medical questions in Part II of the application which requires additional underwriting on our part. In this case, we will ask the insured to be examined by a medical practitioner of our choice. In all other situations, we will use paramedical or medical underwriting.

The insured may be classified as a preferred risk if he or she:

o     is over 20 years

o     of age is a non-smoker

o     is employed in a non-hazardous and healthful occupation

o     is in superior physical condition

o     has a favorable personal health history and favorable personal habits, and

o     the premium is $50,000 or more.

We deduct a lower risk charge from the gross single premium if the insured is classified as a preferred risk.

Mortality adjustment

For policies issued in both the preferred and standard classes, we will adjust the variable insurance amount on the first policy anniversary. We may also adjust it on subsequent policy anniversaries to reflect assumed favorable mortality results. This adjustment is called the mortality adjustment.


Value Plus Prospectus

The preferred class mortality adjustment is currently based on a factor ranging between 0 and .011. The standard class mortality adjustment is currently based on a factor ranging between 0 and .002. We do not guarantee the mortality adjustment factor. Your variable insurance amount will not change when the factor is zero and will increase when the factor is positive.

We adjust the variable insurance amount by:

(1) multiplying the total account value immediately before the policy anniversary by

(2) the adjustment factor for the applicable policy anniversary and dividing the result by

(3)   the net single premium for the insured's age at the policy anniversary.

You will find a table of adjustment factors in a rider to the policy. The mortality adjustment will never decrease the variable insurance amount.

If the insured is classified as a substandard risk, he or she is not eligible for the mortality adjustment and you are charged a higher premium for the same face amount of insurance. The premium would never be more than 120% of the premium that would be paid for the same policy for a standard insured.

Premium allocation and policy values

We transfer your single premium, including the policy loading charges (see the section called Policy loading charges), to the Separate Account on the policy date. This amount then becomes your policy's account value. The policy date is the date we receive your completed application or the date we receive your premium, if it's more than five business days later.

On the policy date, we allocate the policy's total account value to the Cash Fund Division and the policy benefits begin to vary with investment results. The account value remains fully invested in the Cash Fund Division until the investment date, when we allocate the account value to the investment options that you specified on the application. The investment date is 45 days after you complete the application, or 10 days after the policy is issued, whichever is later. If you wish to change your investment options selection before the investment date, you


Value Plus Prospectus
may do so provided we receive your instructions in writing prior to this date. You may invest in a maximum of four investment options at any given time.

We deduct the policy loading charges from the policy's account value in 10 installments paid over 10 years, rather than as a lump sum on the policy date. Therefore at the beginning of each of the second through to the eleventh policy year, we subtract 10% of the policy loading charges from the policy's account value (see the section called Policy loading charges). You will retain any earnings resulting from the unrecovered policy loading charges that remain in the account value.

The chart below shows how the allocation of the premium works, using some sample single premium and face amounts.

--------------------------------------------------------------------------------
                      Female, 55 years old, standard rating class
--------------------------------------------------------------------------------
            Single      Initial      Net         Policy load-      Face
--------------------------------------------------------------------------------
            premium     allocation   premium     ing charges(1)   amount
--------------------------------------------------------------------------------
           $ 10,000    $ 10,000     $ 9,075        $  925       $ 22,597
--------------------------------------------------------------------------------
             25,000      25,000      22,779         2,221         56,720
--------------------------------------------------------------------------------
             50,000      50,000      45,625         4,375        113,608
--------------------------------------------------------------------------------
            100,000     100,000      91,750         8,250        228,461
--------------------------------------------------------------------------------

(1) GIAC is entitled to the full amount of the policy loading charges on the policy date and will recover the entire amount.

Account value in each investment option

At the beginning of each policy month, the portion of the policy's account value in each investment option equals

o the proportionate amount of a policy's net cash value (see the section below called Cash value) allocated to that particular investment option, plus

o a correspondingly proportionate amount of any unrecovered policy loading charges.

On each date during a policy month, the portion of the account value allocated to any particular investment option will be adjusted to reflect the investment experience of that option (see the section called The policy's excess investment return).


Value Plus Prospectus

Cash value

On the policy date, the cash value of your policy equals the net premium. After the policy date, the cash value increases or decreases daily to reflect a policy's actual rate of return. No minimum amount of cash value is guaranteed.

The cash value at the end of a policy month can be expressed as:

o the net single premium per $1 of paid-up whole life insurance on that date; multiplied by

o the sum of the guaranteed insurance amount and the variable insurance amount.

The cash value on a date during a policy month, assuming there are no policy loans, can be expressed approximately as:

o the cash value at the end of the preceding policy month; plus your policy's actual rate of return, positive or negative, applied to

o     the account value including any unrecovered policy loading charges at

o the beginning of the month; minus the charge for the cost of insurance protection provided since the end of the preceding policy month.

How account value relates to cash value

The account value will exceed a policy's cash value on the policy date and during the first 10 policy years by the amount of any unrecovered policy loading charges. During a policy month, the account value and cash value will also differ because the cash value reflects a daily adjustment for the cost of insurance protection while the account value is only adjusted at the end of a policy month. For these reasons, the account value is not a measure of the cash value except on monthly policy dates after the 10th policy year.


Value Plus Prospectus

Your investment options

Under the Value Plus policy, you are able to direct where your single premium is allocated. There are seven investment options, and you may choose up to four options at any time.

The Separate Account

The Separate Account is the account through which we invest your premium in the investment options. This account is called the Separate Account B, and is referred to in this prospectus as the Separate Account. We are the record owner of the assets in the Separate Account, and use them exclusively to support the death benefits and cash values of the variable life insurance policies described in this prospectus.

The Separate Account consists of seven investment divisions, corresponding to the six Funds and one Trust in which the Account invests. You may select up to four Funds, or three Funds and the Trust, as your investment options under the policy. The assets of each investment division are held separate from one another.

GIAC established the Separate Account under Delaware law in November 1984. Our Separate Account is registered with the SEC as a unit investment trust - a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.

GIAC owns the assets held in the Separate Account. The assets in the Separate Account are kept separate from GIAC's general account and other separate accounts. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that


Value Plus Prospectus

GIAC may conduct. This means that the assets supporting policy account values maintained in the investment options are not available to meet the claims of GIAC's general creditors.

GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC's direct contributions to the Account, accumulated charges for mortality and expense risks, mortality gains, recovered policy loading charges, or the investment results attributable to GIAC's retained assets. Because such retained assets do not relate to GIAC's obligations under the policies, GIAC may transfer them from the Separate Account to its general account.

GIAC retains the right, subject to applicable law, to

o     deregister the Separate Account under the 1940 Act

o operate the Separate Account as a management investment company or any other form permitted by law

o     combine any two or more separate accounts

o     transfer the assets of the Separate Account to another separate account

o modify the contracts as necessary to preserve the favorable tax treatment accorded to them under the Code.

The Funds

Each Fund corresponds to an investment option, and is a diversified, open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. We buy shares of each Fund at net asset value which means that there is no sales charge for buying the shares. We reinvest all dividends and capital gains distributions from a Fund in that Fund's shares at net asset value, and keep them in the Fund's corresponding Fund Division. We sell Fund shares at their net asset value, to pay for policy benefits and to carry out policy transactions, such as loans or transfers.

Each Fund, with the exception of the International Fund, pays an annual investment advisory fee to its investment adviser equal to 0.50% of the Fund's average daily net assets. The


Value Plus Prospectus

International Fund pays an annual investment advisory fee that equals 0.80% of its average daily net assets.

Investment objectives and policies of the Funds

Each Fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each Fund, and there is no guarantee that a Fund will be able to meet its investment objectives fully. Some Funds have similar investment objectives and policies to other Funds managed by the same adviser. The investment results of the Funds, however, may be higher or lower than the adviser's other Funds. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance results of any other Fund.

The table below summarizes each Fund's investment objective, along with the typical investments that make up that Fund.

--------------------------------------------------------------------------------
Fund                       Investment objective       Typical investments
--------------------------------------------------------------------------------
Guardian Stock Fund        Long-term growth of        U.S. common stocks
                           capital
--------------------------------------------------------------------------------
Guardian Bond Fund         Maximum income without     investment grade debt
                           undue risk of principal    obligations
--------------------------------------------------------------------------------
Guardian Cash Fund         High level of current      money market instruments
                           income; preservation of
                           capital
--------------------------------------------------------------------------------
Baillie Gifford            Long-term capital          common stocks and
International Fund         appreciation               convertible securities
                                                      issued by foreign
                                                      companies
--------------------------------------------------------------------------------
Value Line Centurion Fund  Long-term growth of        U.S. common stocks (with
                           capital                    selections based on
                                                      rankings by the Value
                                                      Line Ranking System)
--------------------------------------------------------------------------------
Value Line Strategic       High total investment      U.S. common stocks (with
Asset Management Trust     return consistent with     selections based on
                           reasonable risk            rankings by the Value
                                                      Line Ranking System)
                                                      bonds and money market
                                                      instruments
--------------------------------------------------------------------------------


Value Plus Prospectus

The Funds' investment advisers

All of the Funds' investment advisers are registered as investment advisers under the Investment Advisers Act of 1940 (Advisers Act).

Guardian Investor Services Corporation

The Guardian Stock Fund, The Guardian Bond Fund and The Guardian Cash Fund (the Guardian Funds) are advised by Guardian Investor Services Corporation (GISC), 7 Hanover Square, New York, New York, 10004. GISC is wholly owned by GIAC.

Guardian Baillie Gifford Limited

Baillie Gifford International Fund is advised by Guardian Baillie Gifford Limited (GBG), 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. GBG is a member of Great Britain's Investment Management Regulatory Organization Limited (IMRO). GBG was incorporated in Scotland by GIAC and Baillie Gifford Overseas Limited (BG Overseas) in November 1990. BG Overseas is wholly owned by Baillie Gifford & Co., which is currently one of the largest investment management partnerships in the United Kingdom.

Baillie Gifford Overseas Limited

GBG has appointed BG Overseas to serve as sub-investment adviser to Baillie Gifford International Fund. Like GBG, BG Overseas is located at 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. BG Overseas is also a member of IMRO. GBG pays BG Overseas one half of the investment advisory fee for its services as the International Fund's sub-investment adviser. No separate or additional fee is paid by the Fund to BG Overseas.

Value Line, Inc.

Value Line Strategic Asset Management Trust and Value Line Centurion Fund are advised by Value Line, Inc., 220 East 42nd Street, New York, New York 10017.

More complete information on the Funds can be found in the accompanying Fund prospectuses. Please read the prospectuses carefully before investing.


Value Plus Prospectus

The Trust

The objective of the Trust is to provide safety of capital and income through investment in a fixed portfolio of zero coupon securities. Zero coupon securities are U.S. Treasury securities that do not pay interest prior to maturity, but are sold at a steep discount from their face value.

The market prices of zero coupon securities generally are more volatile than the market prices of conventional interest-bearing securities. Salomon Smith Barney Inc. ("SSB"), an indirect wholly-owned subsidiary of Citigroup Inc., is the sponsor of the Trust and sells units of the Trust to GIAC for the Separate Account. Because the Trust invests in a specified portfolio of zero coupon securities, there is no investment manager.

The maturity date of the Trust is November 15, 2004. The estimated annual rate of return to maturity of the Trust as of March 31, 1999 is 4.50%. Since the value of the Trust's units will vary daily to reflect the market value of the zero coupon securities held in its portfolio, the estimated rate of return to maturity will also vary daily. This rate reflects:

o     the estimated compound rate of growth in the Trust's units

o     the mortality and expense risk charge

o the daily asset charge for transaction costs relating to the Trust (see the section called Expenses charged to the division investing in the Trust.)

The rate of return does not reflect the applicable policy loading charges or the cost of life insurance charge that are also deducted under the policy.

If you have invested in the Trust, fluctuations in the value of the Trust's units will affect the variable insurance amount and cash values under your policy.

GIAC and SSB reserve the right to cease offering units of the Trust and to create additional Trusts in the future.

The accompanying prospectus for The Salomon Smith Barney Fund of Stripped ("Zero") U.S. Treasury Securities, Series A contains more detailed information about the Trust. Read the prospectus carefully before investing.


Value Plus Prospectus

Substitution of investments

We can substitute investments if

o a Fund or the Trust no longer suits the purposes of the policies due to a change in its investment objectives or restrictions

o the shares or units of a Fund or the Trust are no longer available for investment

o GIAC believes it has become inappropriate to continue investing in the shares or units of a Fund or the Trust.

Before making a substitution, GIAC will obtain approval from the Securities and Exchange Commission, the Delaware Insurance Department or other regulators, as may be necessary.

If you are affected by a substitution, you may exchange a policy for a fixed life insurance policy in accordance with state insurance regulations if

o the Trust has been terminated or does not have available units prior to its maturity date

o     any Fund changes its investment adviser

o any Fund makes material changes in its investment objectives or restrictions.

You will be affected by the above changes if you have some or all of your account value in the Trust or applicable Fund when the change occurs.

We will notify you in writing if one of these changes is to occur and will describe the terms for an exchange. You will be able to exchange a policy within 60 days of receiving notice, or by the effective date of the change, whichever is later. Exchanging a policy may have tax consequences.


Value Plus Prospectus

Charges under the policy

There are various charges required to maintain your Value Plus policy. We have classified them as Policy loading charges and Other charges. They are summarized and explained below.

Policy loading charges

We deduct charges from the single premium, called policy loading charges. We allocate an amount equal to the policy loading charges to the policy account value on the policy date. We recover these amounts over time. The policy loading charges are deducted over a period of 10 years, starting in year two and continuing through to year eleven. We deduct them at the beginning of each policy year from the account value of your policy. Policy loading charges are described below.

Sales charge

The sales charge is equal to 4% of the single premium. We may reduce the sales charge

o     for larger premiums

o     when policies are purchased to cover a group of individuals when policies

o     are sold to the employees of an employer.

If the insured is classified as a substandard risk, the sales charge you pay will be greater than if the insured was classified as a standard or preferred risk. This is because the premium you pay is higher for the same face amount of insurance. However, the sales charge for a substandard risk policy will never exceed 4.8% of the single premium that would be required to purchase the same policy in a standard rating class.

The amount of the sales charge cannot be specifically related to sales expenses. If sales expenses are not fully recovered from the sales charge, they may be recovered from other sources, including the mortality and expense risk charge and mortality gains.


Value Plus Prospectus

Administrative charge

The administrative charge covers our costs for

o     insurance underwriting

o     establishing and maintaining permanent policy records

o obtaining attending physician statements or medical examinations, if required

o     other expenses incurred as policies are issued.

The administrative charge varies by the age of the insured when the policy is issued:

--------------------------------------------------------------------------------
Issue age           Charge
--------------------------------------------------------------------------------
0-14                $125
--------------------------------------------------------------------------------
15-20               $150
--------------------------------------------------------------------------------
21 year and over    $5 for each $1,000 of the guaranteed insurance amount, with minimum charge of $150 and a maximum charge of $500.
--------------------------------------------------------------------------------

The administrative charge covers no more than the actual costs associated with issuing the policies.

State premium tax charge

We deduct 2.25% of the single premium to pay taxes on premiums. Premium taxes vary from state to state, and currently range from zero to 4%. We impose this 2.25% charge regardless of the premium tax rate in effect in any state. Thus, you may have a premium tax charge deducted from your policy even if you live in a state that does not impose a charge. The 2.25% rate is an approximate average of the premium taxes that we expect to pay in all states for the policies.

Risk charge The risk charge is:

1.    1.5% of the single premium for standard or substandard risks, and

2.    1.0% of the single premium for preferred risks.

The risk charge compensates us for the risk we assume by guaranteeing that the death benefit will not be less than the guaranteed insurance amount.


Value Plus Prospectus

Other charges

We deduct other charges from your policy, as described below.

Cost of life insurance

The cost of insurance covers the anticipated cost of paying death benefits to beneficiaries of insureds who die during that period. This charge is based on our cost of insurance rates for insured people of the same age, sex, and rating class. The cost of insurance is higher for insureds classified as substandard. It also generally increases as the insured ages.

Each day, we calculate a charge for the cost of life insurance to determine a policy's cash value. At the end of each policy month, we deduct the cost of life insurance charges from the account value.

The amount of the charge is based on

o the assumption that the actual number of deaths during the month will be accurately predicted by the 1980 Commissioners Standard Ordinary Mortality Tables

o the sum of your guaranteed insurance amount and the variable insurance amount provided during the month

o the insured's age, sex (unless prohibited for rating purposes) and rating class.

Mortality and expense risk charge

We will deduct a daily charge, based on an annual rate of 0.50% of the average daily value of your investment options to cover the mortality and expense risks that we assume for Value Plus policies. This charge is deducted from the Separate Account.

The charge covers the risk that the insureds under Value Plus policies may not live as long as we estimated when we issued the policy, and that our administrative expenses may be higher than we estimated. If amounts collected through this charge are greater than the cost, we may


Value Plus Prospectus
realize a profit on the charge. We may use any profit to cover expenses incurred in selling the policies.

Other charges applicable to the Funds

Daily deductions are made from the assets of the Funds to cover advisory fees and operational expenses. As a result, you pay these fees and expenses indirectly.

Each Fund, with the exception of the International Fund, pays an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The International Fund pays an annual investment advisory fee that equals 0.80% of its average daily net assets.

The Strategic Trust and the Centurion Funds reimburse GIAC for administrative and shareholder servicing expenses that we incur on their behalf. For the year ended December 31, 1998, the Strategic Trust Fund reimbursed GIAC for $713,798 and the Centurion Fund reimbursed $502,625. The operational expenses of these Funds reflect the effect of these reimbursements.

Value Line, Inc. compensates us for marketing the Centurion Fund and the Strategic Trust to our policyowners. For the year ended December 31, 1998, GIAC received $824,433 from Value Line for the Centurion Fund and $1,401,005 for the Strategic Trust.

The accompanying prospectuses describe the investment advisory fees and other expenses for the Funds in more detail. Please read them before making allocation or transfer decisions.

Expenses charged to the division investing in the Trust

We charge the investment division investing in the Trust for the transaction charges that we pay directly to Salomon Smith Barney Inc. when Trust units are sold to the Separate Account. We pay the transaction charges from our general account assets. The charge to the Trust Division equals an annual charge of 0.25% of the division's assets. This amount may increase in the future, but will not exceed 0.50% of a division's assets. GIAC does not expect to profit from this charge.


Value Plus Prospectus

In addition to fees paid by SSB, the Trust pays fees such as bank trustee's and evaluator's fees. The Trust will hold one or more interest-bearing Treasury securities, which provides income to pay the Trust's expenses.

The prospectus for the Trust describes the Trust's fees and expenses in more detail. Please read it carefully before making allocation or transfer decisions.

Income tax charge

We have the right to charge the Separate Account, the account through which we invest your single premium in the investment options, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don't currently charge for taxes attributable to the Separate Account.

Guarantee of certain charges

We guarantee not to increase

o the maximum level of our cost of insurance rates for each age, sex and rating class

o     the mortality and expense risks charge

o     the maximum charge against the Trust Division.


Value Plus Prospectus

Special features of your policy

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your policy, by assigning your policy to us as collateral for your loan. Your policy's loan value is:

o 90% of the cash value of your policy on the date we receive your written request, minus

o     the amount of any outstanding policy debt.

You may take a loan at any time while your policy is in effect, after the end of the "free-look" period. The minimum loan amount is $500.

You must complete and submit a loan form to our Customer Service Office to request a loan. You may obtain a loan form from the Customer Service Office. As collateral for the loan, we transfer the requested loan amount from the investment divisions of the Separate Account to our general account as of the date we received the loan form.

You may designate the investment divisions of the Separate Account from which the loan amount will be transferred. If you do not specify a designation, we will transfer the loan amount proportionately from all of the investment divisions corresponding to your investment options.

When taking out a policy loan, you should consider

o amounts transferred out of the investment divisions into our general account are no longer affected by the investment experience, positive or negative, of those investment options

o as a result, taking a policy loan will have a permanent effect on your policy account value and the policy's death benefit, even after the loan is repaid in full

o the amount of your policy that is available for surrender, and your policy's death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt.


Value Plus Prospectus

Example: Refer to the policy illustrated on page A-6. If we assume a 6% gross and annual investment return (equivalent to a net rate of return of 4.85%), as well as a loan of $4,000 at the end of policy year 5, the death benefit at the end of policy year 6 would be $121,451:

--------------------------------------------------------------------------------
                            Guaranteed        Variable insurance
Policy year                 insurance amount  amount              Death benefit
--------------------------------------------------------------------------------
End of policy year 5           $113,608          $6,705              $120,313
--------------------------------------------------------------------------------
Change during policy year 6    $      0          $1,138              $  1,138
--------------------------------------------------------------------------------
End of policy year 6           $113,608          $7,843              $121,451
--------------------------------------------------------------------------------

The increase in year 6 is only $1,138 as compared to the $1,206 increase shown in the section called How the variable insurance amount affects the death benefit. This is because the loan amount held in our general account was credited with 4% rather than the 4.85% actual rate of return. If the insured had died during the 6th policy year, we would have deducted the loan amount of $4,000 plus any accrued interest from the death benefit proceeds.

If the policy debt exceeds the cash value, we will terminate the policy. We will provide 31 days written notice of our intent to terminate the policy. You may have to pay tax if the policy lapses with a loan outstanding (see the section called Tax considerations)

If your policy is considered to be a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan. Prior to age 59 1/2, a 10% penalty tax may be imposed. See Tax Considerations for a discussion of modified endowment contracts and the effects on policy loans.

Interest on your policy loan

We charge interest at an annual rate of 4.75% on all outstanding policy debt. You are expected to pay loan interest on each policy anniversary. Unpaid interest is added to the outstanding loan and bears interest at the same rate.

We will credit interest to loan collateral held in our general account at the assumed rate of return of 4%. We retain the difference between this credited rate of interest and the 4.75%


Value Plus Prospectus
loan interest that you pay. We reserve the right to reduce the credited rate of return in response to changes in tax laws affecting the policy.

Repaying your policy loan

You may repay all or part of the loan at any time while the insured is alive. The minimum loan repayment is $500 or the balance of the loan, if lower.

You may designate your repayment to any investment option, as long as you will not be invested in more than four options as a result. If you do not specify a designation, we will allocate loan repayments among the investment options in proportion to the account value in each option as of the date of the repayment.

Surrendering your policy

You may surrender your policy for its net cash value while the insured is alive. The net cash value is the cash value minus any policy debt and unrecovered policy loading charges. Surrendering your policy may have tax consequences (see the section called Tax considerations.)

We do not permit partial surrenders. We will cancel the policy as of the date we receive your written request, which must include your policy, or an acceptable affidavit of loss stating that you've lost your policy. We will ordinarily pay the net cash value within seven days after we receive this required documentation, but we may postpone payment under certain circumstances (see the section called Postponement).

Transfers between the investment options

You may ask us to transfer your policy account value between the investment options. We will make transfers based on the unit values at the end of the business day on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our Customer Service Office or by calling 1-800-533-0099. Written requests that are received after 4:00 p.m. EST will be effective on the next business day. Before you can request transfers over the telephone, you must first send us a written authorization form. Your


Value Plus Prospectus
policy account value may not be invested in more than four investment options at any one time.

If you are requesting your transfer in writing, the address for regular mail is:

Customer Service Office
The Guardian Insurance & Annuity Company, Inc.
P.O. Box 26210
Lehigh Valley, Pennsylvania 18002-6210,

The address for registered, certified or express mail is:

Customer Service Office
The Guardian Insurance & Annuity Company, Inc.
3900 Burgess Place
Bethlehem, Pennsylvania 18017.

We will accept transfer instructions by telephone between 9:00 a.m. and 3:30 p.m. EST on each business day. We will ask callers to identify the policy and provide a personal security code for the policy, and will accept the instructions of anyone who can provide this information.

We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, you bear the risk of any losses caused by unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing. We reserve the right to limit the frequency of reallocations and transfers to not more than once every 30 days.

Allocation or transfer to the Trust

You can only allocate or transfer into the investment division that invests in the Trust when units of the Trust are available. When the Trust matures, we will automatically transfer any


Value Plus Prospectus
account value held in its Trust Division to the Cash Fund Division, unless you direct otherwise.

If you have an account value in the Trust Division, we will notify you of the maturity date of the Trust 30 days in advance. Please notify our Customer Service Office if you want the Trust's account value transferred to an investment option other than the Cash Fund Division. Please notify us in writing or by telephone at least seven days prior to the maturity date of the Trust.

Exchanging your policy for fixed life insurance

You may exchange your policy for a single premium whole life insurance policy, where benefits do not vary with investment results. You must elect this exchange in writing, within 24 months from the policy issue date. No evidence of insurability is required. We, or an affiliate, will issue the new policy.

When you exchange the policy, we will calculate a cash adjustment for the cash value, as follows:

1.    the policy's net cash value; minus

2. the new policy's tabular cash value (a pre-set amount based on the new policy) adjusted for any additional reserves which the issuer of the new policy is required to maintain for the new policy.

If the result is positive, we will pay you the difference. If the result is negative, you must pay us the difference before the new policy is issued. Under some circumstances, it may be advantageous to purchase a fixed life insurance policy initially rather than exchange to one later.

The new policy's owner and beneficiary will be the same as those of the policy on the effective date of the exchange. The new policy will have the same issue date, rating class and face amount as the original policy. Alternatively, if you wish, the face amount of the new policy can be the face amount of the original policy plus the variable insurance amount, if


Value Plus Prospectus
positive. (See the section called Tax considerations for information on the tax implications of an exchange.)

Payment options

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one of the payment options listed below or in any other form that we approve. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries may choose the payment option, up to one year after the insured's death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option.

Any payment option election must be submitted in writing.

Under Option 1, called Proceeds left at interest, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of at least 3%. Any additional interest will be determined yearly at our discretion and added to the monthly payment.

Under Option 2, called Payments of a specified amount, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. An annual rate of interest of at least 3% will be added to the proceeds each year. Any additional interest will be determined yearly at our discretion.

Under Option 3, called Payments for a specified period, we will make monthly payments for the number of years elected. The guaranteed payments shown in the Option 3 table in the policy will include interest at 3% a year. Any additional interest will be determined yearly at our discretion.

Under Option 4, called Life income with 10 years guaranteed, we will make monthly payments for 10 years and for the remaining lifetime of the person on whose life the option is


Value Plus Prospectus
based. The minimum monthly payment will be based on the applicable amount in the Option 4 table shown in the policy.

Under Option 5, called Refund life income, we will make monthly payments until the total amount paid equals the proceeds settled, and for the remaining lifetime of the person on whose life the option is based. The minimum monthly payment will be based on the applicable amount in the Option 5 table shown in the policy.

Under Option 6, called Joint and survivor income with 10 years guaranteed, we will make monthly payments for 10 years and for the remaining lifetime of either of the two persons on whose lives the option is based. The monthly payment will be at least the applicable amount shown in the Option 6 table in the policy.

To claim a death benefit using regular mail, send your claim to:

Customer Service Office
The Guardian Insurance & Annuity Company, Inc.
P.O. Box 26210
Lehigh Valley, Pennsylvania 18002-6210

To claim a death benefit using registered, certified or express mail, send your claim to:

Customer Service Office
The Guardian Insurance & Annuity Company, Inc.
3900 Burgess Place
Bethlehem, PA 18017

We will ordinarily pay the death benefit proceeds to your named beneficiary within seven days after we receive proof of death, such as a certified copy of the death certificate.

We will pay interest on the death benefit from the date of death to the date the proceeds are paid. The interest rate will be the higher of:

o     the rate specified in payment option 1, or

o     the rate required by law.


Value Plus Prospectus

We may postpone paying death benefit proceeds under certain circumstances. For complete details, see the section called Postponement.


Value Plus Prospectus

Tax considerations

This discussion of tax considerations for your Value Plus policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. You should consult a lawyer or tax adviser regarding your individual situation.

Tax status of the policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe it is reasonable to conclude that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the Funds, will satisfy these diversification requirements.

You have the ability under the policy to control your investments by exercising premium allocation and transfer privileges. To date, no regulations or rulings have been issued regarding the circumstances under which you would be considered an owner of a pro-rata portion of the assets in our Separate Account as a result of these privileges.

If you were considered the owner of assets in the Separate Account, any income and gains would be included in your gross income each year. We currently believe that GIAC, and not


Value Plus Prospectus
our policyowners, is considered to own the Separate Account's assets. However, we cannot predict when the Treasury Department or the Internal Revenue Service
(IRS) will issue guidance regarding these matters. We therefore reserve the right to modify the policy, as necessary, to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

Tax treatment of policy benefits

We believe that benefits paid under the Value Plus policy should receive the same federal income tax treatment as the benefits from a life insurance policy that provides a fixed amount of coverage. Accordingly,

o the death proceeds received by a beneficiary should not be subject to federal income tax

o cash value increases should not be subject to federal income tax unless they are distributed from a policy while the insured is still living. Income recognized from a distribution paid before death will be taxed as ordinary income.

o     interest on policy loans, even if paid, is generally not tax deductible.

Status of the policy as a modified endowment contract

Section 7702A of the Code classifies certain life insurance policies entered into after June 20, 1988 as modified endowment contracts. A life insurance policy is a modified endowment contract if the cumulative amount paid under it at any time during the first seven policy years exceeds the sum of seven level annual premiums which would have been paid to acquire paid-up future benefits.

Given the premium requirements, a Value Plus policy entered into after June 20, 1988 is considered to be a modified endowment contract. A policy entered into prior to June 21, 1988 should not be characterized as a modified endowment contract, unless there is a material change in the benefits or other terms of that policy. In that event, it may become a modified endowment contract.

Under certain limited circumstances, a Value Plus policy received after June 20, 1988 in exchange for another life insurance contract may not be treated as a modified endowment contract. You should read Exchange of another life insurance contract for a Value Plus policy


Value Plus Prospectus
and consult a qualified tax adviser before authorizing the exchange of your current life insurance contract.

If your policy is considered a modified endowment contract: Distributions from policies that are modified endowment contracts, including assignments (which is the transfer of your rights under the policy to another person), surrenders, maturity benefits, policy loan proceeds and unpaid policy loan interest, are treated as taxable income to the extent that the cash value immediately before the distribution exceeds the investment in the policy.

Investment in the policy is generally defined as:

1.    the single premium paid for the policy; plus

2. the amount of any prior loan that has already been included in your gross income; minus

3.    any prior distributions that were excluded from your gross income.

All modified endowment contracts issued by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution.

In addition, the Code imposes a ten percent (10%) penalty tax on the taxable income from a distribution, unless the distribution

o is made to a taxpayer who is 59 1/2 years of age or older is attributable to

o a disability, or is received as substantially equal periodic payments made over the

o     life of the taxpayer, or the life of the taxpayer and a beneficiary.

If your policy is not considered a modified endowment contract: Distributions from policies that are not modified endowment contracts should generally be treated as first recovering the investment in the policy and then as distributing taxable income. Loans from such policies should not be treated as distributions, but rather as a debt of the policyowner.


Value Plus Prospectus

However, if a policy that is not a modified endowment contract lapses with an outstanding loan, cancellation of the loan and all accrued interest will be treated as a distribution and may be taxable. Generally, policy loan interest is not tax deductible.

Exchanging a policy

A life insurance contract received in exchange for a Value Plus policy entered into on or after June 21, 1988 will generally be treated as a modified endowment contract. This is because the policy being exchanged will typically be a modified endowment contract. You should consult a tax adviser before exchanging a Value Plus policy for another life insurance contract.

Estate and generation skipping transfer taxes

If you are both the policyowner and the insured, the death benefit under your Value Plus policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, under certain circumstances only the cash value would be included. In general, estates of U.S. citizens or residents that are valued at less than $650,000 will not incur federal estate tax liability.

An unlimited marital deduction may be available for federal estate and gift tax purposes. Federal estate tax is included with federal gift tax under a unified rate schedule.

Also, as a general rule, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed. The GST tax rate is the maximum estate tax rate. Individuals are generally allowed a GST tax exemption of $1,010,000.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

Other tax consequences

Value Plus policies can be used in various ways, including


Value Plus Prospectus

o     as deferred compensation or salary continuance plans

o     in split-dollar insurance plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances. If the value of a plan depends entirely or partially on its tax consequences, a qualified tax adviser should be consulted before a policy is used in connection with the plan.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business should consult a tax adviser regarding possible tax consequences before buying a policy or changing it.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Income tax withholding

We are generally required to withhold for income taxes applicable to taxable distributions. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.


Value Plus Prospectus

Rights and responsibilities

Assigning the rights to your policy

You may assign the rights under your Value Plus policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, the entity or person to whom you are assigning your rights, and your policy's beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the completed papers. Once filed, the rights of the policyowner and beneficiary under the policy, including any attached rider, will be subject to the assignment.

We are not responsible for determining whether the assignment of your policy's rights is legally valid. The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to

o     change the policyowner or beneficiary

o     elect a payment option.

We will rely solely on the assignee's statement as to the amount of the assignee's interest.

Voting rights

As explained in Your investment options, we are the owner of the Fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the Funds' shareholders.

Where we are required to by law, we will vote Fund shares based on the instructions we receive from Value Plus policyowners. If we do not receive instructions from some policyowners, we will vote Fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. This proportion could include policyowners and contract owners from other separate accounts. If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the


Value Plus Prospectus

Fund's directors, part of your account value is invested in the investment option of the Separate Account that corresponds to the Fund holding a shareholders' meeting. The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the Fund, by the net asset value of the investment option's shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a Fund's investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners' voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the Fund's investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

GIAC will solicit voting instructions from policyowners who have allocated or transferred values to the Trust Division in the manner described above. However, the matters to be voted upon will generally be limited to removing the trustee or to amending or terminating a Trust indenture.

Your right to cancel your policy ("free-look" period)

You may cancel your policy by returning it with a written cancellation notice to either our executive office or the agent from whom you bought the policy. You must do this within the later of:

o     10 days of receiving your policy, or

o     45 days of signing Part 1 of your completed policy application

Longer periods may apply in some states. If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums and unscheduled payments you have made towards your policy, and it will be


Value Plus Prospectus
considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

We reserve the right to defer accepting an application for a new policy for up to six months, if the application is for the same owner and the same insured as a returned policy.


Value Plus Prospectus

Other important policy provisions

Error in age or sex

If the age or sex of the insured has been misstated, any benefit payable will be adjusted to that which the premium would have purchased for the correct age or sex.

Postponement

We will normally fully process benefit payments and transfers based on the account value within seven days of receiving the policyowner's request. However, GIAC can postpone the payment of death benefit proceeds if the policy is being contested. We may delay calculating or paying a benefit, or transferring amounts based on investment performance if

o the New York Stock Exchange is closed for trading or trading has been suspended or

o the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.

Payments made by the policyowner to GIAC

When using regular mail, send your
payments to:

Customer Service Office
The Guardian Insurance & Annuity Company, Inc.
P.O. Box 26210
Lehigh Valley, Pennsylvania 18002-6210.

When using registered, certified or express mail, send your payments to:

Customer Service Office
The Guardian Insurance & Annuity Company, Inc.
3900 Burgess Place
Bethlehem, Pennsylvania 18017.

Incontestability

This policy will be incontestable after it has been in force during the insured's lifetime for two years from its issue date.

Suicide exclusion

If the insured commits suicide, while sane or insane, within two years from the issue date, GIAC will only be liable for the premium paid.


Value Plus Prospectus

Exchange of another life insurance contract for a Value Plus policy

If you already own another life insurance contract, you may wish to exchange it for a Value Plus policy. Newly issued Value Plus policies are generally treated as modified endowment contracts, but may not be treated as such in an exchange if

o your original contract was not a modified endowment contract prior to the exchange; and

o you purchase a term rider with a portion of the original contract's cash value.

Policies received as a result of all other exchanges will generally be treated as modified endowment contracts, even though the original contract was not a modified endowment contract prior to the exchange.

Term rider

A term rider will only be issued to someone who wants to buy a Value Plus policy by exchanging a life insurance contract which is not a modified endowment contract.

The term rider

o provides an additional amount of guaranteed insurance for the first seven policy years

o assures that the death benefit payable will at least equal the guaranteed death benefit under the original contract for the first seven policy years by providing an additional guaranteed amount of insurance for that period

o has a premium that is not allocated to the investment divisions, since the premium is used to fund insurance provided by the term rider only

o     does not affect the variable insurance amount

o automatically expires after the seventh policy year and the guaranteed death benefit decreases by the face amount of the term rider to the guaranteed insurance amount under the policy without the term rider. The decrease may be significant and will vary depending on the age and sex of the insured. The policy's variable insurance amount may or may not offset this decrease.


Value Plus Prospectus

The term rider's cash value equals the present value of future death benefits that may be provided by the rider, and declines to zero at the end of the seventh policy year. The cash value will be included in the surrender proceeds if the policy is surrendered before the end of the seventh policy year. You cannot surrender the term rider independently of the policy. The cash value attributable to the term rider will not be considered when calculating the policy's maximum loan value.

The term rider may not be available in all states. You should consult a qualified tax adviser before exchanging your current life insurance contract for a policy with a term rider.

Other information

Distribution agreement and other selling arrangements

We have an agreement with Guardian Investor Services Corporation (GISC) for GISC to act as the principal underwriter of Value Plus policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GISC is a broker-dealer registered under the Securities and Exchange Act of 1934, and a member of the National Association of Securities Dealers (NASD). Under this agreement GISC was paid or accrued a total of $1,851,468 in 1996, and $1,979,926 in 1997, and $1,946,477 in 1998. GISC is a New York corporation.

GISC has entered into sales agreements with other SEC registered broker-dealer firms which are members of the NASD, including Salomon Smith Barney Inc. (SSB) and Value Line Securities, Inc. Under these agreements, registered representatives of the firms can sell policies if they are appropriately licensed and appointed as agents of GIAC.

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GISC, or of broker-dealer firms which have entered into agreements with GIAC and GISC to sell Value Plus policies. Our agents receive a maximum sales commission of 4% of the premium paid.


Value Plus Prospectus

We may also compensate our agents in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Communications from GIAC

As of each semi-annual policy anniversary, we will send you an updated statement showing the following information:

o     death benefit

o     cash value

o     amount of any outstanding policy debt

o     allocation of the account value among the policy's investment options.

We also send you semi-annual and annual reports containing financial statements for the Separate Account and the Funds. We send you annual reports containing financial statements for the Trust if you have allocated account value to the Trust Division.

Legal considerations for employers

Gender neutrality

The Value Plus policy estimates different risks for men and women in establishing a policy's premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Value Plus policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.


Value Plus Prospectus

Taxation

The tax attributes of deferred compensation, split-dollar and salary continuance plans differ depending on the terms of each arrangement. If the value of a plan depends entirely or partially on its tax consequences, a qualified tax adviser should be consulted before a policy is used in connection with the plan.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business should consult a tax adviser regarding possible tax consequences before buying a Value Plus policy or changing it.

State regulation

GIAC is subject to the laws of the state of Delaware governing insurance companies and to regulation by Delaware's Commissioner of Insurance. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed. GIAC files an annual statement reporting on its operations for the preceding year to the Delaware Commissioner as well as regulators of other states.

Guardian Life, GIAC's corporate parent, is subject to the laws of the State of New York governing insurance companies and to regulation by the Superintendent of Insurance of New York. Similarly, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. Guardian Life also submits annual statements as described above to New York and to the other states and jurisdictions.

Legal proceedings

We are not currently involved in any legal proceedings that would threaten our financial position or that of the Separate Account.

Legal matters

The legal validity of the Value Plus policy, as described in this prospectus, has been confirmed by Richard T. Potter Jr., Vice President and Equity Counsel of Guardian Life and Vice President and Counsel of GIAC.


Value Plus Prospectus

Year 2000

Many computer systems are unable to distinguish between the years 1900 and 2000 when they are making date-related calculations, because of the way that date information is stored in these machines. Like businesses around the world that rely on computerized systems for their day-to-day functioning, we may be adversely affected if our computer systems, or the computer systems of companies that we do business with, cannot address this problem by January 1, 2000. We are working to address this issue and expect that our computer systems will be able to correctly interpret the year 2000 when that date arrives, but we cannot guarantee that our preparations will be successful.

In conjunction with our parent company, Guardian Life, we are directing significant portions of our internal information technology efforts and contracting, as needed, with outside consultants to help update our systems to accommodate the year 2000. We have also initiated discussions with other critical parties whose systems impact our own to determine the progress they are making toward addressing year 2000 issues.

Everyone involved is making substantial efforts to address their systems and the systems with which they interface, but it is not possible to provide assurance that operational problems will not occur. We believe that, with the modification of existing computer systems, updates by vendors and conversion to new software and hardware, we are well positioned to mitigate the year 2000 issue and that policy owners will not experience negative effects with respect to their policies as a result of the year 2000 issue. However, the year 2000 issue, by its very nature contains inherent uncertainties, including the uncertainty of year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of year 2000 failures will have a material adverse effect on our results of operations, liquidity or financial position.

We are also incorporating potential issues surrounding year 2000 into our contingency planning process, in the event that, despite our substantial best efforts and those of other critical parties, there may still remain unresolved year 2000 problems.

Registration statement

We have omitted some information from this prospectus, which is contained in our registration with the Securities and Exchange Commission (SEC), relating to the Separate Account and the Value Plus policy. You can obtain this information by contacting the SEC's main office in Washington, DC, and paying the required fee.

Independent accountants


Value Plus Prospectus

PriceWaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for the Separate Account and for GIAC.

Experts

Charles G. Fisher, F.S.A., Second Vice President and Actuary of Guardian Life and Vice President and Actuary of GIAC, has examined actuarial matters included in this prospectus. His opinion appears as an exhibit to the registration statement for the Separate Account filed with the SEC.

Financial statements

The financial statements of the Separate Account and the statutory basis financial statements of GIAC are included in this prospectus. The statutory basis financial statements reflect GIAC's ability to meet its policy obligations and are separate from the financial statements of the Separate Account.


Value Plus Prospectus

GIAC's management

The directors and officers of GIAC are named below together with information about their principal occupations and affiliations during the past five years. The business address of each director and officer is 7 Hanover Square, New York, New York 10004. The "Guardian Fund Complex" referred to in the biographical information is comprised of (1) The Guardian Stock Fund (2) The Guardian Bond Fund (3) The Guardian Cash Fund (4) The Park Avenue Portfolio (a series trust that issues its shares in nine series) and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series)

Name                 Title          Business History


Value Plus Prospectus

Name                 Title           Business History
--------------------------------------------------------------------------------
Joseph A. Caruso     Vice           Vice President and Corporate Secretary, The
                     President and  Guardian Life Insurance Company of America
                     Secretary      3/96 - present; Second Vice President and
                                    Corporate Secretary 1/95 - 2/96; Corporate
                                    Secretary 10/92 - 12/94; Vice President and
                                    Secretary, Guardian Investor Services
                                    Corporation; Secretary, Guardian Asset
                                    Management Corporation,
                                    Guardian Baillie Gifford Limited, Park
                                    Avenue Securities LLC, and various mutual
                                    funds within the Guardian Fund Complex.
--------------------------------------------------------------------------------
Philip H. Dutter     Director       Management Consultant (self-employed).
                                    Director of The Guardian Life Insurance
                                    Company of America 3/88 - present.
                                    Director of Guardian Investor Services
                                    Corporation.
--------------------------------------------------------------------------------
Earl C. Harry        Treasurer      Treasurer, The Guardian Life Insurance
                                    Company of America 11/96 - present.
                                    Assistant Treasurer prior thereto.
                                    Treasurer of Guardian Investor Services
                                    Corporation, Park Avenue Securities LLC and
                                    Guardian Asset Management Corporation.
--------------------------------------------------------------------------------
Arthur V. Ferrara    Director       Retired. Former Chairman of the Board and
                                    Chief Executive Officer, The Guardian Life
                                    Insurance Company of America 1/93 -12/95;
                                    Director 1/81 - present. Director
                                    (Trustee) of Guardian Investor Services
                                    Corporation, Guardian Asset Management
                                    Corporation, Gabelli Capital Asset Fund
                                    and various mutual funds within the
                                    Guardian Fund Complex. Manager of Park
                                    Avenue Securities LLC.
--------------------------------------------------------------------------------
Charles G. Fisher    Vice           Second Vice President and Actuary, The
                     President and  Guardian Life Insurance Company of America.
                     Actuary
--------------------------------------------------------------------------------
Leo R. Futia         Director       Retired. Former Chairman of the Board and
                                    Chief Executive Officer, The Guardian Life
                                    Insurance Company of America; Director
                                    5/70 - present. Director (Trustee) of
                                    Guardian Investor Services Corporation and
                                    various mutual funds within the Guardian
                                    Fund Complex. Director (Trustee) of
                                    various mutual funds sponsored by Value
                                    Line, Inc. Manager of Park Avenue Securities
                                    LLC.
--------------------------------------------------------------------------------


Value Plus Prospectus

Name                 Title           Business History
--------------------------------------------------------------------------------
Peter L. Hutchings   Director        Executive Vice President and Chief
                                     Financial Officer, The Guardian Life
                                     Insurance Company of America 5/87 -
                                     present. Director of Guardian Investor
                                     Services Corporation and Guardian Asset
                                     Management Corporation. Manager of Park
                                     Avenue Securities LLC.
--------------------------------------------------------------------------------
Frank J. Jones       Executive       Executive Vice President and Chief
                     Vice            Investment Officer, The Guardian Life
                     President,      Insurance Company of America. Director,
                     Chief           Guardian Investor Services Corporation,
                     Investment      Guardian Baillie Gifford Limited,
                     Officer and     Director and President, Guardian Asset
                     Director        Management Corporation. Manager of Park
                                     Avenue Securities LLC. Executive Vice
                                     President, GIAC Funds, Inc. Officer of
                                     various mutual funds within the Guardian
                                     Fund Complex.
--------------------------------------------------------------------------------
Edward K. Kane       Executive       Executive Vice President, The Guardian
                     Vice            Life Insurance Company of America 1/97 -
                     President and   present; Senior Vice President and
                     Director        General Counsel prior thereto; Director
                                     11/88 - present. Director, Guardian Asset
                                     Management Corporation.
--------------------------------------------------------------------------------
Frank L. Pepe        Vice            Vice President and Controller, Equity
                     President and   Products, The Guardian Life Insurance
                     Controller      Company of America 1/96 - present; Second
                                     Vice President and Controller, Equity
                                     Products prior thereto. Vice President
                                     and Controller of Guardian Investor
                                     Services Corporation. Vice President and
                                     Treasurer, GIAC Funds, Inc. Officer of
                                     various mutual funds within the Guardian
                                     Fund Complex.
--------------------------------------------------------------------------------


Value Plus Prospectus

Name                 Title           Business History
--------------------------------------------------------------------------------
Richard T. Potter,   Vice            Vice President and Equity Counsel, The
Jr.                  President and   Guardian Life Insurance Company of America
                     Counsel         1/96 - present; Second Vice President and
                                     Equity Counsel prior thereto. Vice
                                     President and Counsel of Guardian Investor
                                     Services Corporation and Park Avenue
                                     Securities LLC. Counsel of Guardian Asset
                                     Management Corporation and various mutual
                                     funds within the Guardian Fund Complex.
--------------------------------------------------------------------------------
Joseph D. Sargent    President,      President, Chief Executive Officer and
                     Chief           Director The Guardian Life Insurance
                     Executive       Company of America 1/96 - present;
                     Officer and     President prior thereto; Director
                     Director        1/93-present. Chairman of the Board of
                                     Guardian Investor Services Corporation and
                                     Guardian Asset Management Corporation and
                                     various mutual funds within the Guardian
                                     Fund Complex. Director of Guardian Baillie
                                     Gifford Limited. Manager of Park Avenue
                                     Securities LLC.
--------------------------------------------------------------------------------
John M. Smith        Executive       Executive Vice President, The Guardian
                     Vice            Life Insurance Company of America 1/95 -
                     President and   present; Senior Vice President, Equity
                     Director        Products prior thereto. President and
                                     Director, Guardian Investor Services
                                     Corporation. President, GIAC Funds, Inc.
                                     Director, Guardian Baillie Gifford
                                     Limited. Director, Guardian Asset
                                     Management Corporation.
--------------------------------------------------------------------------------
William C. Warren    Director        Retired. Dean Emeritus, Columbia Law
                                     School. Former Chairman of the Board,
                                     Sandoz, Inc.; Director of The Guardian
                                     Life Insurance Company of America since
                                     1/57 and Director of Guardian Investor
                                     Services Corporation. Manager of Park
                                     Avenue Securities LLC.
--------------------------------------------------------------------------------


Value Plus Prospectus

No officer or director of GIAC receives any compensation from the Separate Account. No separately allocable compensation has been paid by GIAC, or any of its affiliates, to any person listed above for services rendered to the Separate Account.


Value Plus Prospectus

Financial Statements of The Guardian Separate Account B

Statutory Basis Financial Statements of The Guardian Insurance & Annuity Company, Inc.

Appendix A: Illustrations of death benefits and cash values


Value Plus Prospectus

                        THE GUARDIAN SEPARATE ACCOUNT B

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1998

---------------------------------------------------------------------------------------------------------------------------
                                                                                              INVESTMENT DIVISIONS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                Baillie
                                                             Guardian        Guardian          Guardian         Gifford
                                                               Stock           Bond              Cash         International
                                                           --------------  --------------    -------------   --------------

Assets
  Shares owned in underlying fund -- Note 1 ............       3,911,057        2,265,768        3,564,989         661,775
  Net asset value per share (NAV) ......................           49.08            12.23            10.00           20.92
                                                           -------------    -------------    -------------   -------------
   Total Assets (Shares x NAV) .........................   $ 191,954,692    $  27,710,345    $  35,649,889   $  13,844,334

Liabilities

  Due to Guardian Insurance & Annuity Company, Inc. ....          39,717            5,857          311,214           3,748
                                                           -------------    -------------    -------------   -------------
---------------------------------------------------------------------------------------------------------------------------
   Net Assets -- Note 4 ................................   $ 191,914,975    $  27,704,488    $  35,338,675   $  13,840,586
---------------------------------------------------------------------------------------------------------------------------
                                                           =============    =============    =============   =============

Number of units outstanding ............................   2,066,787.752      943,705.342    1,838,895.550     619,272.009
Unit value .............................................           92.86            29.36            19.22           22.35

FIFO cost ..............................................   $ 152,189,170    $  27,614,949    $  35,649,890   $  12,917,442

                        THE GUARDIAN SEPARATE ACCOUNT B

                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 1998

Investment Income
  Income:
    Reinvested dividends ...............................   $   1,688,435    $   1,487,974    $   1,981,936   $      82,940
  Expenses -- Note 3:
    Mortality and expense risk charges .................         902,611          140,401          200,355          70,890
                                                           -------------    -------------    -------------   -------------
  Net investment income/(expense) ......................         785,824        1,347,573        1,781,581          12,050
                                                           -------------    -------------    -------------   -------------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ..      20,459,401           (9,192)              --       1,918,655
    Reinvested realized gain distributions .............      19,892,487          347,936               --         694,143
                                                           -------------    -------------    -------------   -------------
  Net realized gain/(loss) on investments ..............      40,351,888          338,744               --       2,612,798
  Net change in unrealized appreciation/(depreciation)
    of investments .....................................      (9,255,640)         320,086               --         (16,477)
                                                           -------------    -------------    -------------   -------------
Net realized and unrealized gain/(loss) from investments      31,096,248          658,830               --       2,596,321
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from
   Operations ..........................................   $  31,882,072    $   2,006,403    $   1,781,581   $   2,608,371
---------------------------------------------------------------------------------------------------------------------------
                                                           =============    =============    =============   =============

--------------------------------------------------------------------------------------------------------
                                                                      INVESTMENT DIVISIONS
--------------------------------------------------------------------------------------------------------

                                                                              Value Line
                                                                              Strategic
                                                            Value Line          Asset       Smith Barney
                                                             Centurion       Management       Fund 2004
                                                           -------------    -------------   -------------
Assets
  Shares owned in underlying fund -- Note 1 ............       3,198,145        1,275,979       9,561,639
  Net asset value per share (NAV) ......................           30.44            25.22            0.76
                                                           -------------    -------------   -------------
   Total Assets (Shares x NAV) .........................   $  97,351,545    $  32,180,190   $   7,277,363

Liabilities

  Due to Guardian Insurance & Annuity Company, Inc. ....          21,034            7,333           2,526
                                                           -------------    -------------   -------------
---------------------------------------------------------------------------------------------------------
   Net Assets -- Note 4 ................................   $  97,330,511    $  32,172,857   $   7,274,837
---------------------------------------------------------------------------------------------------------
                                                           =============    =============   =============

Number of units outstanding ............................   1,228,018.930      674,290.812     134,130.314
Unit value .............................................           79.26            47.71           54.24

FIFO cost ..............................................   $  77,024,012    $  24,589,700   $   4,557,137

---------------------------------------------------------------------------------------------------------
The Guardian Separate Account B
----------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998

Investment Income
  Income:
    Reinvested dividends ...............................   $     260,612    $     813,269   $          --
  Expenses -- Note 3:
    Mortality and expense risk charges .................         430,560          151,504          54,947
                                                           -------------    -------------   -------------
  Net investment income/(expense) ......................        (169,948)         661,765         (54,947)
                                                           -------------    -------------   -------------

Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ..      11,395,122        3,341,162       1,160,312
    Reinvested realized gain distributions .............       5,067,463        2,344,129              --
                                                           -------------    -------------   -------------
  Net realized gain/(loss) on investments ..............      16,462,585        5,685,291       1,160,312
  Net change in unrealized appreciation/(depreciation)
    of investments .....................................       5,468,485          765,425        (337,780)
                                                           -------------    -------------   -------------
Net realized and unrealized gain/(loss) from investments      21,931,070        6,450,716         822,532
---------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from
   Operations ..........................................   $  21,761,122    $   7,112,481   $     767,585
---------------------------------------------------------------------------------------------------------
                                                           =============    =============   =============

                            See notes to financial statements

--------------------------------------------------------------------------------


                                     66 & 67

                        THE GUARDIAN SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 1997 and 1998

---------------------------------------------------------------------------------------------------------------------------
                                                                                      INVESTMENT DIVISION
---------------------------------------------------------------------------------------------------------------------------
                                                                         Guardian          Guardian         Guardian
                                                                           Stock             Bond             Cash
---------------------------------------------------------------------------------------------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
      Net investment income/(expense) ...............................   $     939,840    $   1,569,659    $   1,848,881
      Net realized gain/(loss) from sale of investments .............      16,057,632          (28,485)              --
      Reinvested realized gain distributions ........................      18,616,046               --               --
      Change in unrealized appreciation/(depreciation) of investments       8,649,992          731,830               --
                                                                        -------------    -------------    -------------
      Net increase/(decrease) resulting from operations .............      44,263,510        2,273,004        1,848,881
                                                                        -------------    -------------    -------------
------------------------
1997 Policy Transactions
------------------------
      Net policy purchase payments ..................................              --               --          753,182
      Transfer of net policy loading -- Note 3 ......................        (423,917)        (108,632)        (207,932)
      Transfer on account of death ..................................        (514,975)        (321,279)        (361,895)
      Transfer on account of other terminations .....................      (3,693,179)      (1,068,823)      (3,254,809)
      Transfer of policy loans ......................................      (2,815,136)        (436,744)        (722,315)
      Transfer of cost of insurance and policy fees -- Note 3 .......      (2,111,617)        (446,903)        (702,194)
      Transfer between investment divisions .........................       5,757,291         (736,067)       2,099,999
      Transfers -- other ............................................          (5,458)          (2,150)           2,176
                                                                        -------------    -------------    -------------
      Net increase/(decrease) from policy transactions ..............      (3,806,991)      (3,120,598)      (2,393,788)
                                                                        -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .............................      40,456,519         (847,594)        (544,907)
   Net Assets at December 31, 1996 ..................................     132,668,612       28,061,700       38,703,790
                                                                        -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1997 ..................................   $ 173,125,131    $  27,214,106    $  38,158,883
---------------------------------------------------------------------------------------------------------------------------
                                                                        =============    =============    =============
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
      Net investment income/(expense) ...............................   $     785,824    $   1,347,573    $   1,781,581
      Net realized gain/(loss) from sale of investments .............      20,459,401           (9,192)              --
      Reinvested realized gain distributions ........................      19,892,487          347,936               --
      Change in unrealized appreciation/(depreciation) of investments      (9,255,640)         320,086               --
                                                                        -------------    -------------    -------------
      Net increase/(decrease) resulting from operations .............      31,882,072        2,006,403        1,781,581
                                                                        -------------    -------------    -------------
------------------------
1998 Policy Transactions
------------------------
      Net policy purchase payments ..................................              --               --          592,915
      Transfer of net policy loading -- Note 3 ......................        (163,656)         (23,106)         (49,433)
      Transfer on account of death ..................................      (1,429,136)        (229,758)        (419,861)
      Transfer on account of other terminations .....................      (5,045,779)      (1,366,661)      (2,818,547)
      Transfer of policy loans ......................................      (2,421,724)        (836,466)        (660,755)
      Transfer of cost of insurance and policy fees -- Note 3 .......      (2,515,933)        (455,421)        (708,818)
      Transfer between investment divisions .........................      (1,486,763)       1,402,000         (534,389)
      Transfers -- other ............................................         (29,237)          (6,609)          (2,901)
                                                                        -------------    -------------    -------------
      Net increase/(decrease) from policy transactions ..............     (13,092,228)      (1,516,021)      (4,601,789)
                                                                        -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .............................      18,789,844          490,382       (2,820,208)
   Net Assets at December 31, 1997 ..................................     173,125,131       27,214,106       38,158,883
                                                                        -------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ..................................   $ 191,914,975    $  27,704,488    $  35,338,675
---------------------------------------------------------------------------------------------------------------------------
                                                                        =============    =============    =============

-----------------------------------------------------------------------------------------------------------------------
                                                                                    INVESTMENT DIVISION
-----------------------------------------------------------------------------------------------------------------------
                                                                                                         Value Line
                                                                          Baillie                         Strategic
                                                                          Gifford         Value Line        Asset
                                                                       International      Centurion       Management
-----------------------------------------------------------------------------------------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
      Net investment income/(expense) ...............................  $     148,158    $    (157,143)   $     488,154
      Net realized gain/(loss) from sale of investments .............      2,352,225       12,106,826        2,000,608
      Reinvested realized gain distributions ........................        532,799       13,251,425        2,870,584
      Change in unrealized appreciation/(depreciation) of investments     (1,182,596)     (10,847,827)      (1,577,098)
                                                                       -------------    -------------    -------------
      Net increase/(decrease) resulting from operations .............      1,850,586       14,353,281        3,782,248
                                                                       -------------    -------------    -------------
------------------------
1997 Policy Transactions
------------------------
      Net policy purchase payments ..................................             --               --               --
      Transfer of net policy loading -- Note 3 ......................        (64,311)        (225,853)        (107,968)
      Transfer on account of death ..................................        (67,956)        (875,544)        (131,528)
      Transfer on account of other terminations .....................       (504,070)      (3,829,645)        (662,124)
      Transfer of policy loans ......................................       (191,337)        (876,097)        (325,194)
      Transfer of cost of insurance and policy fees -- Note 3 .......       (201,200)      (1,171,378)        (393,226)
      Transfer between investment divisions .........................     (1,523,096)      (4,890,720)         (12,824)
      Transfers -- other ............................................         (2,165)         (32,346)          (1,244)
                                                                       -------------    -------------    -------------
      Net increase/(decrease) from policy transactions ..............     (2,554,135)     (11,901,583)      (1,634,108)
                                                                       -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .............................       (703,549)       2,451,698        2,148,140
   Net Assets at December 31, 1996 ..................................     14,244,869       79,034,256       26,060,167
                                                                       -------------    -------------    -------------
-----------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1997 ..................................  $  13,541,320    $  81,485,954    $  28,208,307
-----------------------------------------------------------------------------------------------------------------------
                                                                       =============    =============    =============
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
      Net investment income/(expense) ...............................  $      12,050    $    (169,948)   $     661,765
      Net realized gain/(loss) from sale of investments .............      1,918,655       11,395,122        3,341,162
      Reinvested realized gain distributions ........................        694,143        5,067,463        2,344,129
      Change in unrealized appreciation/(depreciation) of investments        (16,477)       5,468,485          765,425
                                                                       -------------    -------------    -------------
      Net increase/(decrease) resulting from operations .............      2,608,371       21,761,122        7,112,481
                                                                       -------------    -------------    -------------
------------------------
1998 Policy Transactions
------------------------
      Net policy purchase payments ..................................             --               --               --
      Transfer of net policy loading -- Note 3 ......................        (38,711)         (61,480)         (54,745)
      Transfer on account of death ..................................       (368,359)        (714,278)        (131,469)
      Transfer on account of other terminations .....................       (727,267)      (3,926,389)      (1,659,288)
      Transfer of policy loans ......................................       (183,897)      (1,178,658)        (599,046)
      Transfer of cost of insurance and policy fees -- Note 3 .......       (190,976)      (1,221,051)        (440,555)
      Transfer between investment divisions .........................       (789,594)       1,244,451         (251,487)
      Transfers -- other ............................................        (10,301)         (59,160)         (11,341)
                                                                       -------------    -------------    -------------
      Net increase/(decrease) from policy transactions ..............     (2,309,105)      (5,916,565)      (3,147,931)
                                                                       -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .............................        299,266       15,844,557        3,964,550
   Net Assets at December 31, 1997 ..................................     13,541,320       81,485,954       28,208,307
                                                                       -------------    -------------    -------------
-----------------------------------------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ..................................  $  13,840,586    $  97,330,511    $  32,172,857
-----------------------------------------------------------------------------------------------------------------------
                                                                       =============    =============    =============

----------------------------------------------------------------------------------------
                                                                     INVESTMENT DIVISION
----------------------------------------------------------------------------------------


                                                                        Smith Barney
                                                                          Fund 2004
----------------------------------------------------------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
      Net investment income/(expense) ...............................   $     (50,960)
      Net realized gain/(loss) from sale of investments .............         615,880
      Reinvested realized gain distributions ........................              --
      Change in unrealized appreciation/(depreciation) of investments         105,998
                                                                        -------------
      Net increase/(decrease) resulting from operations .............         670,918
                                                                        -------------
------------------------
1997 Policy Transactions
------------------------
      Net policy purchase payments ..................................              --
      Transfer of net policy loading -- Note 3 ......................         (25,513)
      Transfer on account of death ..................................         (19,048)
      Transfer on account of other terminations .....................        (384,549)
      Transfer of policy loans ......................................         (65,423)
      Transfer of cost of insurance and policy fees -- Note 3 .......         (90,833)
      Transfer between investment divisions .........................        (112,350)
      Transfers -- other ............................................            (278)
                                                                        -------------
      Net increase/(decrease) from policy transactions ..............        (697,994)
                                                                        -------------
Total Increase/(Decrease) in Net Assets .............................         (27,076)
   Net Assets at December 31, 1996 ..................................       6,734,286
                                                                        -------------
-------------------------------------------------------------------------------------
   Net Assets at December 31, 1997 ..................................   $   6,707,210
-------------------------------------------------------------------------------------
                                                                        =============
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
      Net investment income/(expense) ...............................   $     (54,947)
      Net realized gain/(loss) from sale of investments .............       1,160,312
      Reinvested realized gain distributions ........................              --
      Change in unrealized appreciation/(depreciation) of investments        (337,780)
                                                                        -------------
      Net increase/(decrease) resulting from operations .............         767,585
                                                                        -------------
------------------------
1998 Policy Transactions
------------------------
      Net policy purchase payments ..................................              --
      Transfer of net policy loading -- Note 3 ......................         (10,648)
      Transfer on account of death ..................................              --
      Transfer on account of other terminations .....................        (238,311)
      Transfer of policy loans ......................................        (263,328)
      Transfer of cost of insurance and policy fees -- Note 3 .......        (103,121)
      Transfer between investment divisions .........................         415,782
      Transfers -- other ............................................            (332)
                                                                        -------------
      Net increase/(decrease) from policy transactions ..............        (199,958)
                                                                        -------------
Total Increase/(Decrease) in Net Assets .............................         567,627
   Net Assets at December 31, 1997 ..................................       6,707,210
                                                                        -------------
-------------------------------------------------------------------------------------
   Net Assets at December 31, 1998 ..................................   $   7,274,837
-------------------------------------------------------------------------------------
                                                                        =============


                        See notes to financial statements

--------------------------------------------------------------------------------

                        THE GUARDIAN SEPARATE ACCOUNT B

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account B (the Account) of The Guardian Insurance & Annuity Company, Inc. (GIAC) is a unit investment trust registered under the Investment Company Act of 1940, as amended. GIAC established the Account as a separate investment account on November 16, 1984. The Account commenced operations on June 28, 1985. GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian), issues the single premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account as selected by the policyowner. The Account currently comprises seven investment divisions which invest in the shares of certain mutual funds and a unit investment trust. However, a policyowner can only invest in up to four investment divisions. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account. Six of the investment divisions of the Account invest in shares of one of the following mutual funds: The Guardian Stock Fund, Inc.
(GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Baillie Gifford International Fund (BGIF), Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a Fund). The Account's other investment division purchases units in The Smith Barney Fund of Stripped ("Zero") U.S. Treasury Securities, Series A-2004 Trust (the "Trust").

      GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      Changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under state insurance law to provide for death benefits (without regard to the policy's minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that a policy's guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Proceeds from the sale of single premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds or Trust at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective


--------------------------------------------------------------------------------

Value Plus Prospectus

                        THE GUARDIAN SEPARATE ACCOUNT B

--------------------------------------------------------------------------------

Funds as of their close of business on the valuation date.

      (c) The market value of the investments in the Trust is determined by Standard & Poor's Corporation (the Evaluator) on the basis of current offering bid prices for the securities, if available, current prices for comparable securities, the value of the securities as determined by appraisal, or any combination of the foregoing.

      (d) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (e) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

--------------------------------------
Note 3 -- Administrative and Mortality
          and Expense Risk Charges
--------------------------------------

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts from each policy a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of
 .50% of a policy's account value. GIAC pays all transaction charges to Smith Barney Inc. on the sale of Trust units to the Account and deducts a daily asset charge against the assets of the Trust for reimbursement of these transaction charges. The asset charge is currently equivalent to an effective annual rate of
 .25% of the daily unit value of the Trust. For the year ended December 31, 1998 the total amount of these charges was $1,951,268.

      GIAC deducts certain charges from the single premium which are known as "policy loading". The policy loading includes sales and administrative expenses, state premium taxes and a risk charge for the guaranteed minimum death benefit. The gross single premium paid by a policyowner is allocated to the Account on the policy date and becomes the policy's account value. Thereafter, allocated policy loading is subtracted from a policy's account value in equal yearly installments at the beginning of the second through the eleventh policy years. For the years ended December 31, 1998 and 1997 these fees amounted to $401,779 and $1,164,126 respectively.

      In addition, GIAC also makes a monthly charge for the cost of life insurance, based on the account value of the policyowner's insurance in force, as compensation for the anticipated cost of paying death benefits. For the years ended December 31, 1998 and 1997, deductions for cost of life insurance amounted to $5,331,692 and $4,365,710, respectively.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes attributable to the Account.


--------------------------------------------------------------------------------

Value Plus Prospectus

                        THE GUARDIAN SEPARATE ACCOUNT B

---------------------------------------
Note 4 -- Net Assets, December 31, 1998
---------------------------------------

      At December 31, 1998, net assets of the Account were as follows:

      Accumulation of Single Premium
        Variable Life Insurance
        Policyowners' Accounts                 $ 404,644,440
      Owned by GIAC                                  932,489
                                               -------------
                                               $ 405,576,929
                                               =============

      The amount retained by GIAC in the Account comprises GIAC's initial contribution to the Account together with amounts which GIAC allocated to the Account to facilitate the commencement of its operations, unamortized allocated policy loading (see Note 3), and amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account in excess of unamortized allocated policy loading of $401,779 at December 31, 1998 may be transferred by GIAC to its general account.

----------------------------
Note 5 -- Purchase and Sales
----------------------------

      During the year ended December 31, 1998 purchases and sales of shares of the Funds were as follows:

                         Purchases     Purchases       Sales         Sales
                       December 31,  December 31,  December 31,  December 31,

                                         1998           1997           1998           1997
                                     ------------   ------------   ------------   ------------
The Guardian Stock Fund, Inc. ....   $ 42,987,410   $ 45,028,218   $ 35,512,717   $ 29,223,645
The Guardian Bond Fund, Inc. .....      7,083,905      5,812,810      6,924,015      7,359,829
The Guardian Cash Fund, Inc. .....     43,594,897     39,140,318     46,423,310     39,644,331

Baillie Gifford International Fund      6,645,091      5,223,804      8,257,111      7,094,469
Value Line Centurion Fund, Inc. ..     21,739,663     24,923,425     22,809,153     23,716,878
The Value Line Strategic Asset
 Management Trust ................      5,542,631      5,226,943      5,703,163      3,496,941
Smith Barney Fund 2004 Trust .....      1,387,604        184,955      1,649,562        931,948
                                     ------------   ------------   ------------   ------------
    Total ........................   $128,981,201   $125,540,473   $127,279,031   $111,468,041
                                     ------------   ------------   ------------   ------------

In some instances the calculation of total assets may not agree due to rounding.


--------------------------------------------------------------------------------


Value Plus Prospectus

                        THE GUARDIAN SEPARATE ACCOUNT B

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Policyowners of The Guardian Separate

Account B, "Value Plus"

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian Bond, Guardian Cash, Baillie Gifford International, Value Line Centurion, Value Line Strategic Asset Management, and Smith Barney Fund of Stripped ("Zero") U.S. Treasury Securities, Series A-2004 investment divisions (constituting The Guardian Separate Account B, "Value Plus") at December 31, 1998, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
February 25, 1999


--------------------------------------------------------------------------------


Value Plus Prospectus

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.

We have audited the accompanying statutory basis balance sheets of The Guardian Insurance & Annuity Company, Inc. as of December 31, 1998 and 1997, and the related statutory basis statements of operations, of changes in common stock and surplus and of cash flows for the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, these financial statements were prepared in conformity with accounting practices prescribed or permitted by insurance regulatory authorities (statutory basis of accounting), which is a comprehensive basis of accounting other than generally accepted accounting principles. Accordingly, the financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the financial statements of the variances between such practices and generally accepted accounting principles are material and are described in Note 2.

In our opinion, the financial statements referred to above (1) do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Guardian Insurance & Annuity Company, Inc. at December 31, 1998 and 1997, or the results of its operations or its cash flows for the three years ended in the period ended December 31, 1998, because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles, and (2) present fairly, in all material respects, its financial position and the results of its operations and its cash flows, in conformity with accounting practices prescribed or permitted by insurance regulatory authorities.


PricewaterhouseCoopers LLP

February 25, 1999


Value Plus Prospectus

--------------------------------------------------------------------------------
THE GUARDIAN INSURANCE
& ANNUITY COMPANY, INC.
--------------------------------------------------------------------------------

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS BALANCE SHEETS

                                                                           As of December 31,
                                                                   -------------------------------
                                                                             1998             1997
                                                                   --------------   --------------
Admitted Assets
Investments:
   Fixed maturities, principally at amortized cost
       (market: 1998 - $547,051,594; 1997 - $492,052,307) ......   $  536,554,920   $  484,747,832
   Affiliated mutual funds, at market ..........................       29,096,730       30,551,186
   Investment in subsidiary ....................................       16,915,998       12,073,143
   Policy loans - variable life insurance ......................       72,861,940       72,737,781
   Cash and short-term investments .............................        9,006,075       23,602,410
   Investment in joint venture .................................          347,338          345,492
   Other Invested Assets .......................................           96,910           95,710
Accrued investment income receivable ...........................       17,378,196       13,303,271
Due from parent and affiliates .................................       15,296,679        7,573,304
Other assets ...................................................       10,565,481       12,461,722
Receivable from separate accounts ..............................       34,565,822       30,203,923
Variable annuity and EISP/CIP separate account assets ..........    8,338,242,774    6,810,882,719
Variable life separate account assets ..........................      502,222,315      414,699,239
                                                                   --------------   --------------
       Total admitted assets ...................................   $9,583,151,178   $7,913,277,732
                                                                   ==============   ==============
Liabilities
Policy liabilities and accruals:
   Fixed deferred reserves .....................................   $  344,614,116   $  339,797,646
   Fixed immediate reserves ....................................       10,576,555        7,397,461
   Life reserves ...............................................       74,101,150       67,799,492
   Minimum death benefit guarantees ............................        1,447,553        1,117,645
   Policy loan collateral fund reserve .........................       71,009,047       70,734,812
   Accrued expenses, taxes, & commissions ......................        1,507,045        1,592,997
   Due to parent and affiliates ................................       25,040,196       20,408,087
   Federal income taxes payable ................................       16,932,639       10,939,640
   Other liabilities ...........................................       16,127,345       20,540,325
   Asset valuation reserve .....................................       29,566,970       26,305,528
   Variable annuity and EISP/CIP separate account liabilities ..    8,263,551,697    6,750,575,077
   Variable life separate account liabilities ..................      501,289,827      413,364,790
                                                                   --------------   --------------
       Total liabilities .......................................    9,355,764,140    7,730,573,500
Common stock and surplus
   Common Stock, $100 par value, 20,000 shares authorized,
       issued and outstanding ..................................        2,000,000        2,000,000
   Additional paid-in surplus ..................................      137,398,292      137,398,292
   Assigned and unassigned surplus .............................       87,988,746       43,305,940
                                                                   --------------   --------------
       Total Common Stock and Surplus ..........................      227,387,038      182,704,232
                                                                   --------------   --------------
       Total liabilities, common stock and surplus .............   $9,583,151,178   $7,913,277,732
                                                                   ==============   ==============

See notes to statutory basis financial statements.


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS STATEMENTS OF OPERATIONS

                                                                     For the years ended December 31,
                                                          ----------------------------------------------------
                                                                     1998              1997               1996
                                                          ---------------   ---------------    ---------------
Revenues:
Premiums and annuity considerations:
    Variable annuity considerations ...................   $ 1,266,800,186   $   995,209,301    $   731,792,764
    Life insurance premiums and fixed
      annuity considerations ..........................        69,728,716        68,222,360         44,874,269
    Net investment income .............................        54,235,472        47,993,754         42,366,902
    Amortization of IMR ...............................           266,599           111,783            333,219
    Net gain from operations of separate accounts .....         2,619,113         5,780,327          8,860,462
    Service fees ......................................        94,170,552        76,350,291         58,774,486
    Variable life -- cost of insurance ................        16,844,679        11,205,120          4,844,028
    Reserve adjustments on reinsurance ceded ..........        34,449,189         7,885,341         30,636,445
    Commission and expense allowances .................        29,942,869        16,268,128         14,508,840
    Other income ......................................         9,570,705         5,178,266          2,535,356
                                                          ---------------   ---------------    ---------------
                                                            1,578,628,080     1,234,204,671        939,526,771
                                                          ---------------   ---------------    ---------------
Benefits and expenses:
Benefits:
Death benefits ........................................         6,461,543         5,340,675          6,785,456
    Annuity benefits ..................................     1,041,372,277       687,719,014        426,072,773
    Surrender benefits ................................        25,260,734        17,620,583         17,459,706
    Increase in reserves ..............................        14,594,471        18,291,585         82,891,516
Net transfers to (from) separate accounts:
    Variable annuity and EISP/CIP .....................       291,988,248       359,468,681        323,093,897
    Variable Life .....................................         7,484,413          (630,102)       (10,417,095)
Commissions ...........................................        50,875,519        43,352,989         39,233,431
General insurance expenses ............................        79,386,352        59,476,685         42,523,892
Taxes, licenses and fees ..............................         6,289,814         3,743,414          3,723,858
Reinsurance terminations ..............................            40,482           182,535        (15,470,015)
                                                          ---------------   ---------------    ---------------
                                                            1,523,753,853     1,194,566,059        915,897,419
                                                          ---------------   ---------------    ---------------
Income before income taxes and realized
    gains from investments ............................        54,874,227        39,638,612         23,629,352
Federal income taxes ..................................        14,505,552        12,073,500          3,941,460
                                                          ---------------   ---------------    ---------------
Income from operations, net of federal income taxes,
    and before net realized gains .....................        40,368,675        27,565,112         19,687,892
Realized gains from investments, net of federal
    income taxes, net of transfer to IMR ..............            92,355           472,127              7,540
                                                          ---------------   ---------------    ---------------
Net income ............................................   $    40,461,030   $    28,037,239    $    19,695,432
                                                          ===============   ===============    ===============

See notes to statutory basis financial statements.


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS STATEMENTS OF CHANGES IN COMMON STOCK AND SURPLUS

                                                                                        Assigned and            Total
                                                                          Additional      unassigned           common
                                                              Common         paid-in         surplus        stock and
                                                               stock         surplus       (Deficit)          surplus
                                                       -------------   -------------   -------------    -------------
Balances at December 31, 1995 ......................   $   2,000,000   $ 137,398,292   $   2,479,635    $ 141,877,927
                                                       -------------   -------------   -------------    -------------
Net income from operations .........................                                      19,695,433       19,695,433
Tax on prior years separate account seed
    investment unrealized gains ....................                                        (104,732)        (104,732)
Increase in unrealized appreciation of Company's
    investment in joint venture ....................                                         241,456          241,456
Increase in unrealized appreciation of Company's
    investment in subsidiary .......................                                         142,201          142,201
Decrease in unrealized appreciation of Company's
    investment in other assets .....................                                          (9,384)          (9,384)
Increase in non-admitted assets ....................                                         (80,815)         (80,815)
Disallowed interest maintenance reserve ............                                        (128,107)        (128,107)
Surplus changes resulting from reinsurance .........                                      (2,073,155)      (2,073,155)
Net increase in asset valuation reserve ............                                      (5,779,916)      (5,779,916)
                                                       -------------   -------------   -------------    -------------
Balances at December 31, 1996 ......................   $   2,000,000   $ 137,398,292   $  14,382,616    $ 153,780,908
                                                       =============   =============   =============    =============
Net income from operations .........................                                      28,037,239       28,037,239
Increase in unrealized appreciation of Company's
    investment in joint venture ....................                                          42,908           42,908
Increase in unrealized appreciation of Company's
    investment in subsidiary .......................                                       4,326,500        4,326,500
Increase in unrealized appreciation of Company's
    investment in other assets .....................                                           9,384            9,384
Increase in unrealized appreciation of Company's
    investment in an affiliated mutual fund ........                                       7,271,233        7,271,233
Decrease in non-admitted assets ....................                                          83,011           83,011
Disallowed interest maintenance reserve ............                                        (197,600)        (197,600)
Surplus changes resulting from reinsurance .........                                         534,908          534,908
Net increase in asset valuation reserve ............                                     (11,184,259)     (11,184,259)
                                                       -------------   -------------   -------------    -------------
Balances at December 31, 1997 ......................   $   2,000,000   $ 137,398,292   $  43,305,940    $ 182,704,232
                                                       =============   =============   =============    =============
Net income from operations .........................                                      40,461,030       40,461,030
Increase in unrealized appreciation of Company's
    investment in joint venture ....................                                           1,846            1,846
Increase in unrealized appreciation of Company's
    investment in subsidiary .......................                                       4,542,855        4,542,855
Decrease in unrealized appreciation of Company's
    investment in an affiliated mutual fund ........                                      (1,831,189)      (1,831,189)
Increase in unrealized appreciation of Company's
    seed investment in separate accounts ...........                                       3,690,295        3,690,295
Decrease in non-admitted assets ....................                                          57,886           57,886
Disallowed interest maintenance reserve ............                                       1,090,623        1,090,623
Surplus changes resulting from reinsurance .........                                         (69,098)         (69,098)
Net increase in asset valuation reserve ............                                      (3,261,442)      (3,261,442)
                                                       -------------   -------------   -------------    -------------
Balances at December 31, 1998 ......................   $   2,000,000   $ 137,398,292   $  87,988,746    $ 227,387,038
                                                       =============   =============   =============    =============

See notes to statutory basis financial statements.


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS STATEMENTS OF CASH FLOW

                                                            For the years ended December 31,
                                                -----------------------------------------------------
                                                           1998               1997               1996
                                                ---------------    ---------------    ---------------
Cash flows from insurance activities:
    Premiums, annuity considerations and
       deposit funds ........................   $ 1,341,389,534    $ 1,065,244,583    $   780,710,735
    Investment income .......................        51,241,553         46,412,248         42,413,736
    Commissions and expense allowances on
       reinsurance ceded ....................        57,916,363         22,679,622         37,315,301
    Other income ............................       102,437,913         67,084,996         47,357,962
    Death benefits ..........................        (7,112,859)        (5,492,854)        (6,900,438)
    Surrender benefits ......................       (25,806,851)       (17,780,564)        (2,774,865)
    Annuity benefits ........................    (1,040,119,415)      (689,207,046)      (424,511,908)
    Commissions, other expenses
       and taxes (excluding FIT) ............      (133,189,119)      (101,213,566)       (78,968,214)
    Net transfers to separate accounts ......      (298,118,417)      (356,017,200)      (307,856,562)
    Federal income taxes (excluding tax on
       capital gains) .......................        (8,930,569)        (5,094,779)           682,025
    Increase in policy loans ................          (124,158)        (4,594,714)        (4,300,868)
    Other operating expenses and sources ....        (2,618,322)          (140,580)         2,077,342
                                                ---------------    ---------------    ---------------
Net cash provided by insurance activities ...        36,965,653         21,880,146         85,244,246
                                                ---------------    ---------------    ---------------
Cash flows from investing activities:
    Proceeds from dispositions of
       investment securities ................       280,921,058        315,404,430        224,692,954
    Purchases of investment securities ......      (332,368,788)      (331,151,548)      (309,590,319)
    Federal income tax on capital gains .....          (114,258)          (355,657)          (505,496)
                                                ---------------    ---------------    ---------------
Net cash used in investing activities .......       (51,561,988)       (16,102,775)       (85,402,861)
                                                ---------------    ---------------    ---------------
    Net increase (decrease) in cash .........       (14,596,335)         5,777,371           (158,615)
    Cash and short-term investments,
       beginning of year ....................        23,602,410         17,825,039         17,983,654
                                                ---------------    ---------------    ---------------
    Cash and short-term investments,
       end of year ..........................   $     9,006,075    $    23,602,410    $    17,825,039
                                                ===============    ===============    ===============

See notes to statutory basis financial statements.


Value Plus Prospectus

--------------------------------------------------------------------------------
NOTES TO STATUTORY BASIS
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

      The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (The Guardian). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company's primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Guardian Investor Services Corporation (GISC) or of other broker dealer firms that have entered into sales agreements with GIAC and GISC. The Company's general agency distribution system is used for the sale of other products and policies.

      GISC, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities Exchange Act of 1934 and is a registered investment advisor under the Investment Adviser's Act of 1940. GISC is the distributor and underwriter for GIAC's variable products, and the investment advisor to certain mutual funds sponsored by GIAC, which are investment options for the variable products.

      Insurance Separate Accounts: The Company has established fourteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian.

      The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets and liabilities of the separate accounts are stated primarily at the market value of the underlying investments and corresponding contractholders obligations. The amounts provided by the Company to establish separate account investment portfolios (seed money) are not included in separate account liabilities.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Basis of presentation of financial statements: The financial statements have been prepared on a statutory basis of accounting that is prescribed or permitted by the Insurance Department of the State of Delaware which is a comprehensive basis of accounting other than generally accepted accounting principles (GAAP).

      Financial statements prepared on a statutory basis vary from financial statements prepared on a GAAP basis because: (1) the costs relating to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred, whereas on a GAAP basis they would be recorded as assets and amortized over the future periods to be benefited; (2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals, whereas on GAAP basis they are based on anticipated Company experience for lapses, mortality and investment yield; (3) life insurance enterprises are required to establish a formula-based asset valuation reserve (AVR) by a direct charge to surplus to offset potential investment losses; under GAAP, provisions for investments are established as needed through a charge to income; (4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (IMR) and amortized into investment income over the remaining life of the investment sold; for GAAP, such gains and losses are recognized in income at the time of sale; (5) bonds are carried principally at amortized cost for statutory reporting and at market value for GAAP; (6) annuity and certain insurance premiums are recognized as premium income, whereas for GAAP they are recognized as deposits; (7) deferred federal income taxes are not provided for temporary differences between tax and book assets and liabilities as they are under GAAP; (8) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP.


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

      Use of Estimates: The preparation of financial statements of insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. As a provider of life insurance and annuity products, GIAC's operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

      Valuation of investments: Investments in securities are recorded in accordance with valuation procedures established by the National Association of Insurance Commissioners (NAIC). Unrealized gains and losses on investments carried at market are recorded directly to unassigned surplus. Realized gains and losses on disposition of investments are determined by the specific identification method. The Company has recorded in accordance with NAIC requirements, the net gain from the operations of the separate accounts in the operations of the general account instead of in surplus.

      Bonds: Bonds are valued principally at amortized cost. Mortgage backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method with PSA standard prepayment rates.

      Investment in subsidiary: GIAC's investment in GISC is carried at equity in GIAC's underlying net assets. Undistributed earnings or losses are reflected as unrealized capital gains and losses directly in unassigned surplus. Dividends received from GISC are recorded as investment income and amounted to $14,000,000 in 1998, $10,000,000 in 1997 and $9,500,000 in 1996.

      Short-Term Investments: Short-term investments are stated at amortized cost and consist primarily of investments having maturities at the date of purchase of six months or less. Market values for such investments approximate carrying value.

      Loans on Policies: Loans on policies are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

      Investment Reserves: In compliance with regulatory requirements, the Company maintains the Asset Valuation Reserve (AVR) and the Interest Maintenance Reserve (IMR). The AVR is intended to stabilize surplus against market fluctuations in the value of equities and credit related declines in the value of bonds. Changes in the AVR are recorded directly to unassigned surplus. The IMR captures net after-tax realized capital gains which result from changes in the overall level of interest rates for fixed income investments and amortizes these net capital gains into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR, consistent with prior years. Any net negative IMR amounts are treated as a non-admitted asset.

      Contract and Policy Reserves: Fixed deferred reserves represent the fund balance left to accumulate at interest under fixed annuity contracts that were offered directly by the Company, a fixed rate option that is offered to variable annuity contractowners and a single premium deferred annuity that is offered by the Company. The Company no longer offers the fixed annuity contracts.

      The estimated fair value of contractholder account balances within the fixed deferred reserves has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions and are only guaranteed for one year.

      The interest rate credited on fixed annuity contracts included in fixed deferred reserves for 1998 was 5.75%. The interest rate credited on the fixed rate option that is offered to certain variable annuity contractowners ranged from 5.25% to 5.50% during 1998. For the fixed rate option currently issued, the issue and renewal interest rates credited vary from month to month and ranged from 5.00% to 5.40% in 1998. For single premium deferred annuities the rates ranged from 5.00% to 6.00% in 1998. Fixed immediate reserves are a liability within the general account for those annuitants that have elected a fixed annuity payout option. The immediate contract reserve is computed using the 1971 IAM Table and the 1983 IAM Table and a 4% discount rate.


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

      The loan collateral fund reserve is the cash value of loaned variable life policyowner account values. The reserve is credited with interest at 4% per annum for single premium variable life policyowners, 6.5% for annual pay variable life and group universal life policyowners and 7% for other variable life policyowners.

      Non-admitted Assets: Certain assets designated as "non-admitted assets" in accordance with rules and regulations of the Department of Insurance of the State of Delaware are charged directly to unassigned surplus. At December 31, 1998 and 1997 non-admitted assets consisted of agents' balances and miscellaneous receivables in the amounts of $24,493 and $82,380, respectively.

      Acquisition Costs: Commissions and other costs incurred in acquiring new business are charged to operations as incurred.

      Premiums and Other Revenues: Premiums and annuity considerations are recognized for funds received on variable life insurance and annuity products. Corresponding transfers to/from separate accounts are included in the expenses.

      Revenue also includes service fees from the separate accounts consisting of mortality and expense charges, annual administration fees, charges for the cost of term insurance related to variable life policies and penalties for early withdrawals. Services fees were not charged on separate account assets of $239,935,035 and $162,522,811 at December 31, 1998 and 1997, respectively, which represent investments in The Guardian's employee benefit plans.

      Federal Income Taxes: The provision for federal income taxes is based on income from operations currently taxable, as well as accrued market discount on bonds. Realized gains and losses are reported after adjustment for the applicable federal income taxes. The taxable portion of unrealized appreciation of the Company's separate account investments is included in operations for 1997 and 1996.

      Other: Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the 1998 presentation.

NOTE 3 -- FEDERAL INCOME TAXES

      The Company's federal income tax return is consolidated with its parent, The Guardian. The consolidated income tax liability is allocated among the members of the group according to a tax sharing agreement. In accordance with the tax sharing agreement between and among the parent and participating subsidiaries, each member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Estimated payments are made between the members of the group during the year.

      A reconciliation of federal income tax expense, based on the prevailing corporate income tax rate of 35% for 1998, 1997 and 1996 to the federal income tax expense reflected in the accompanying financial statements is as follows:

                                                             For the years ended December 31,
                                                      --------------------------------------------
                                                              1998            1997            1996
                                                      ------------    ------------    ------------
Income tax at prevailing corporate income tax rates
   applied to pretax statutory income .............   $ 19,205,980    $ 13,873,514    $  8,270,274
Add (deduct) tax effect of:
   Adjustment for annuity and other reserves ......       (669,996)       (291,470)     (1,478,476)
   DAC Tax ........................................      1,179,820       1,712,811         867,731
   Dividend from subsidiary .......................     (4,900,000)     (3,500,000)     (3,325,000)
   Other -- net ...................................       (310,282)        278,645        (393,069)
                                                      ------------    ------------    ------------
Federal income taxes ..............................   $ 14,505,522    $ 12,073,500    $  3,941,460
                                                      ============    ============    ============

      The provision for federal income taxes includes deferred taxes in 1998, 1997 and 1996 of $140,153, $181,145 and $353,051, respectively, applicable to the difference between the tax basis and the financial statement basis of recording investment income relating to accrued market discount.


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

NOTE 4 -- INVESTMENTS

      The major categories of net investment income are summarized as follows:

                                        For the years ended December 31,
                                    ---------------------------------------
                                           1998          1997          1996
                                    -----------   -----------   -----------
Fixed maturities ................   $33,923,167   $31,806,228   $28,234,145
Affiliated money market funds ...       376,734       524,277       121,733
Subsidiary ......................    14,000,000    10,000,000     9,500,000
Policy loans ....................     3,489,135     3,386,194     3,089,114
Short-term investments ..........     2,320,305     2,280,599     1,204,805
Joint venture dividend ..........     1,254,010     1,047,525       623,160
Other ...........................        58,069        59,779        55,301
                                    -----------   -----------   -----------
                                     55,421,420    49,104,602    42,828,258
Less: Investment expenses .......     1,185,948     1,110,848       461,356
                                    -----------   -----------   -----------
Net investment income ...........   $54,235,472   $47,993,754   $42,366,902
                                    ===========   ===========   ===========

      Gross realized gains and losses, less applicable federal income taxes and transfer to IMR, are summarized as follows:

                                                         For the years ended December 31,
                                                    -----------------------------------------
                                                           1998           1997           1996
                                                    -----------    -----------    -----------
Realized gains from dispositions:
   U.S. Government bonds ........................   $ 1,195,870    $   722,440    $ 1,014,811
   Corporate debt securities ....................       997,008        413,022      1,014,562
   Common stocks ................................            --            174             --
   Seed investment redeemed .....................            --             --             --
   Foreign exchange .............................        13,301          2,791         11,599
Realized losses from dispositions:
   U.S. Government bonds ........................        65,414        744,168        181,025
   Corporate debt securities ....................        39,431        399,618        617,325
   Foreign exchange .............................        10,413          5,773             --
   Short term investments .......................            --          1,218            191
                                                    -----------    -----------    -----------
   Net realized capital gains (losses) ..........     2,090,921        (12,350)     1,242,431
                                                    -----------    -----------    -----------
Federal income tax expense (benefit):
   Current ......................................       889,995       (269,216)       829,609
   Deferred .....................................      (248,651)      (209,059)      (394,759)
                                                    -----------    -----------    -----------
   Total federal income tax expense (benefit) ...       641,344       (478,275)       434,850
                                                    -----------    -----------    -----------
Transfer to IMR .................................     1,357,222         (6,202)       800,041
                                                    -----------    -----------    -----------
Net realized gains (losses) .....................   $    92,355    $   472,127    $     7,540
                                                    ===========    ===========    ===========

      The market values of bonds are based on quoted prices as available. For certain private placement debt securities where quoted market prices are not available, fair value is estimated by management using adjusted market prices for like securities.


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

      The cost and estimated market values of investments by major investment category at December 31, 1998 and 1997 are as follows:

                                                                     December 31, 1998
                                                ---------------------------------------------------------
                                                                      Gross          Gross      Estimated
                                                                 Unrealized     Unrealized         Market
                                                        Cost          Gains         Losses          Value
                                                ------------   ------------   ------------   ------------
U.S. Treasury securities & obligations
   of U.S. government corporations
   and agencies .............................   $ 28,358,300   $  1,523,421   $     16,958   $ 29,864,763
Obligations of states and political
   subdivisions .............................     60,246,691      1,424,844          3,176     61,668,359
Debt securities issued by foreign
   governments ..............................      7,997,622         91,952         27,557      8,062,017
Corporate debt securities ...................    439,952,307     10,035,537      2,531,389    447,456,455
Common stock of subsidiary ..................      9,698,292      7,217,706             --     16,915,998
Affiliated mutual funds .....................     23,656,682      5,440,048             --     29,096,730
                                                ------------   ------------   ------------   ------------
                                                $569,909,894   $ 25,733,508   $  2,579,080   $593,064,322
                                                ============   ============   ============   ============

                                                                    December 31, 1997
                                                ---------------------------------------------------------
                                                                      Gross          Gross      Estimated
                                                                 Unrealized     Unrealized         Market
                                                        Cost          Gains         Losses          Value
                                                ------------   ------------   ------------   ------------
U.S. Treasury securities & obligations
   of U.S. government corporations
   and agencies .............................   $ 65,358,213   $  1,550,649   $     16,198   $ 66,892,664
Obligations of states and political
   subdivisions .............................     71,909,687        795,387         41,850     72,663,224
Debt securities issued by foreign
   governments ..............................      7,062,711             --        115,745      6,946,966
Corporate debt securities ...................    340,417,221      6,143,061      1,010,829    345,549,453
Common stock of subsidiary ..................      9,398,292      2,674,851             --     12,073,143
Affiliated mutual funds .....................     23,279,949      7,271,237             --     30,551,186
                                                ------------   ------------   ------------   ------------
                                                $517,426,073   $ 18,435,185   $  1,184,622   $534,676,636
                                                ============   ============   ============   ============


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

      The amortized cost and estimated market value of debt securities at December 31, 1998 and 1997, by contractual maturity, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

                                                             As of December 31, 1998
                                                           ---------------------------
                                                                             Estimated
                                                              Amortized         Market
                                                                   Cost          Value
                                                           ------------   ------------
Due in one year or less ................................   $ 45,493,721   $ 45,752,348
Due after one year through five years ..................    249,871,238    253,196,904
Due after five years through ten years .................    102,513,130    107,752,117
Due after ten years ....................................     67,626,976     68,332,574
                                                           ------------   ------------
                                                            465,505,065    475,033,943
Sinking fund bonds
      (including collateralized mortgage obligations) ..     71,049,855     72,017,651
                                                           ------------   ------------
                                                           $536,554,920   $547,051,594
                                                           ============   ============

                                                             As of December 31, 1998
                                                           ---------------------------
                                                                             Estimated
                                                              Amortized         Market
                                                                   Cost          Value
                                                           ------------   ------------
Due in one year or less ................................   $ 59,694,316   $ 59,737,770
Due after one year through five years ..................    234,805,896    236,867,373
Due after five years through ten years .................    103,002,869    106,604,446
Due after ten years ....................................     21,552,124     22,383,887
                                                           ------------   ------------
                                                            419,055,205    425,593,476
Sinking fund bonds
      (including collateralized mortgage obligations) ..     65,692,627     66,458,831
                                                           ------------   ------------
                                                           $484,747,832   $492,052,307
                                                           ============   ============


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

NOTE 5 -- REINSURANCE CEDED

      The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with affiliated companies and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves related to the reinsurance business and corresponding assets are held by the Company. Accordingly, policy reserves include $125,849,752 and $76,669,184 at December 31, 1998 and 1997, respectively, applicable to policies reinsured under modified coinsurance agreements. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company.

      The effect of these agreements on the components of the Company's gain from operations in the accompanying statements of operations are as follows:

                                                     For the years ended December 31,
                                               --------------------------------------------
                                                       1998            1997            1996
                                               ------------    ------------    ------------
Premiums and deposits ......................   $(65,505,954)   $(43,873,731)   $(83,250,212)
Net investment income ......................             --              --         (61,779)
Commission and expense allowances ..........     34,449,189       7,885,341      14,508,839
Reserve adjustments ........................     29,942,869      16,268,128      30,636,445
Other income ...............................      2,447,454       1,875,163         (25,000)
                                               ------------    ------------    ------------
  Revenues .................................      1,333,558     (17,845,099)    (38,191,707)

Policyholder benefits ......................     (7,606,157)    (10,975,075)    (26,873,945)
Increase in aggregate reserves .............        (35,020)     22,859,719      (5,658,260)
Reinsurance terminations ...................             --     (27,421,066)    (15,470,015)
General expenses and other taxes ...........       (337,215)        (40,452)        (81,667)
                                               ------------    ------------    ------------
  Deductions ...............................     (7,978,392)    (15,576,874)    (48,083,887)
                                               ------------    ------------    ------------
Net income (loss) from reinsurance ceded ...   $  9,311,950    $ (2,268,225)   $  9,892,180
                                               ============    ============    ============


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

NOTE 6 -- REINSURANCE ASSUMED

      The Company has entered into various coinsurance agreements with non-affiliated and affiliated companies. The Company assumes certain life and disability income policies.

      The effect of these agreements on the components of the Company's gain from operations in the accompanying statements of operations are as follows:

                                                      For the years ended December 31,
                                                --------------------------------------------
                                                        1998            1997            1996
                                                ------------    ------------    ------------
Premiums and deposits .......................   $  1,336,343    $   (389,221)   $ 41,133,358
Net investment income .......................         45,349          45,288          94,657
Other income ................................             --         (62,752)        375,404
                                                ------------    ------------    ------------
  Revenues ..................................      1,381,692        (406,685)     41,603,419

Policyholder benefits .......................      3,022,842       3,967,619       8,076,053
Increase in aggregate reserves ..............     (1,387,716)    (31,677,857)     31,556,908
Reinsurance expenses ........................             --      27,603,602        (452,476)
Other expenses ..............................        382,249       1,885,300         551,319
                                                ------------    ------------    ------------
  Deductions ................................      2,017,375       1,778,664      39,731,804
                                                ------------    ------------    ------------
Net (loss) income from reinsurance assumed ..   $   (635,683)   $ (2,185,349)   $  1,871,615
                                                ============    ============    ============

NOTE 7 -- RELATED PARTY TRANSACTIONS

      Registered representatives of the Guardian Investor Services Corporation produce a major portion of the Company's business. During 1998, 1997 and 1996, premium and annuity considerations produced by GISC amounted to $554,895,420, $564,519,265 and $528,353,595, respectively. The related commissions paid to GISC amounted to $1,946,477, $1,979,926 and $1,851,468 for 1998, 1997 and 1996,
respectively.

      The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company's business and for the Company's use of The Guardian's centralized services and agency force. The amounts charged for these services amounted to $83,611,701 in 1998, $60,009,449 in 1997 and $41,129,644 in 1996, and, in the
opinion of management, were considered appropriate for the services rendered.

      The company had an investment in the Guardian Real Estate Account (GREA), which was established in 1987 under Delaware insurance law as an insurance company separate account. GIAC had contributed capital to GREA since it was established to provide for funds and to preserve liquidity. Effective December 19, 1997, GREA was liquidated and, as a result, $6,746,290 was returned to GIAC in the form of capital and there was a realized gain recorded of $969,045 included in the net gain from operations of separate accounts.

      A significant portion of the Company's separate account assets is invested in affiliated mutual funds. Each of these funds has an investment advisory agreement with GISC, except for The Baillie Gifford International Fund, The Baillie Gifford Emerging Markets Fund, The Guardian Baillie Gifford International Fund and The Guardian Baillie Gifford Emerging Markets Fund. The investments as of December 31, 1998 and 1997 are as follows:


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

                                                                 1998             1997
                                                       --------------   --------------
The Guardian Park Avenue Fund .......................  $  511,588,454   $  371,662,107
The Guardian Stock Fund .............................   3,664,861,157    3,222,051,866
The Guardian Small Cap Stock Fund ...................     109,166,077       60,104,422
The Guardian Park Avenue Small Cap Fund .............      13,183,737               --
The Guardian Bond Fund ..............................     381,492,004      355,417,535
The Baillie Gifford International Fund ..............     526,434,528      442,651,457
The Baillie Gifford Emerging Markets Fund ...........      34,599,571       65,038,546
The Guardian Baillie Gifford International Fund .....       9,066,433        3,378,730
The Guardian Baillie Gifford Emerging Markets Fund ..         817,757               --
The Guardian Asset Allocation Fund ..................      39,803,636       14,910,420
The Guardian Investment Quality Bond Fund ...........       9,350,331        1,546,854
The Guardian Cash Management Fund ...................      57,953,144       22,250,501
The Guardian Cash Fund ..............................     419,482,654      368,122,449
                                                       --------------   --------------
                                                       $5,777,799,483   $4,927,134,887
                                                       ==============   ==============

      The Company, in agreement with Baillie Gifford Overseas Ltd., has a joint venture company -- Guardian Baillie Gifford Ltd. (GBG) -- that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment advisor for the Baillie Gifford International Fund (BGIF), the Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Baillie Gifford International Fund (GBGIF) and The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF). The Funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies.

      The Company maintains an investment in an affiliated money market mutual fund, The Guardian Cash Management Fund. At December 31, 1998 and 1997 this amounted to $3,025,669 and $2,888,149, respectively. The Company also maintains an investment in an affiliated small cap stock mutual fund, The Guardian Small Cap Stock Fund. At December 31, 1998 and 1997 this amounted to $26,071,061 and $27,663,037, respectively.

NOTE 8 -- SEPARATE ACCOUNTS

      The following represents a reconciliation of net transfers from GIAC to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

                                                                     For the years ended December 31,
                                                          -----------------------------------------------------
                                                                     1998               1997               1996
                                                          ---------------    ---------------    ---------------
Transfers to separate accounts ........................   $ 1,358,239,902    $ 1,054,380,697    $   767,741,428
Transfers from separate accounts ......................    (1,168,640,854)      (782,891,638)      (518,683,141)
                                                          ---------------    ---------------    ---------------
  Net transfers to separate accounts ..................       189,599,048        271,489,059        249,058,287
                                                          ---------------    ---------------    ---------------
Reconciling Adjustments:
Mortality & expense guarantees -- variable annuity ....        85,937,882         70,027,514         53,219,656
Mortality & expense guarantees -- variable life .......         2,387,487          2,021,656          1,687,711
Administrative fees -- variable annuity ...............         4,703,565          4,095,230          3,867,120
Cost of insurance -- variable life ....................        16,844,679         11,205,120          4,844,028
                                                          ---------------    ---------------    ---------------
  Total adjustments ...................................       109,873,613         87,349,520         63,618,515
                                                          ---------------    ---------------    ---------------
Transfers as reported in the Statement of
  Operations of GIAC ..................................   $   299,472,661    $   358,838,579    $   312,676,802
                                                          ===============    ===============    ===============


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

NOTE 9 -- ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES

      The following describes withdrawal characteristics of annuity actuarial reserves and deposit liabilities:

                                        For the Year Ending 1998    For the Year Ending 1997
                                        ------------------------    ------------------------
                                                Amount        %            Amount        %
                                          ------------   ------      ------------   ------
Subject to discretionary withdrawal
  with market value adjustment .......    $ 52,174,391    10.91%     $ 46,276,766    10.19%
                                          ------------   ------      ------------   ------
  total with adjustment or at
    market value .....................      52,174,391    10.91        46,276,766    10.19
  at book value without adjustment
    (minimal or no charge or
    adjustment) ......................     312,963,860    65.44       313,725,462    69.05
Not subject to discretionary
  withdrawal .........................     113,088,817    23.65        94,338,339    20.76
                                          ------------   ------      ------------   ------
Total (gross) ........................     478,227,068   100.00       454,340,567   100.00
Reinsurance ceded ....................              --       --                --       --
                                          ------------   ------      ------------   ------
Total ................................    $478,227,068   100.00%     $454,340,567   100.00%
                                          ============   ======      ============   ======

      This does not include $8,132,854,608 and $6,647,606,347 of non-guaranteed annuity reserves held in separate accounts, and $2,618,241 and $3,572,284 at December 31, 1998 and 1997, respectively, in annuity reserves being held as a loan collateral fund for loans on certain annuity contracts.

NOTE 10 -- STATUTORY FINANCIAL INFORMATION

      The following reconciles the statutory net income of the Company as reported to the regulatory authorities to consolidated GAAP net income:

                                                          For the years ended December 31,
                                                   --------------------------------------------
                                                           1998            1997            1996
                                                   ------------    ------------    ------------
Statutory net income ...........................   $ 40,461,030    $ 28,037,239    $ 19,695,432
Adjustments to restate to the basis of GAAP:
  Net income of subsidiaries ...................      4,542,855       4,326,500         142,201
  Change in deferred policy acquisition costs ..     43,181,782      41,883,919      42,525,493
  Deferred premiums ............................     (1,497,411)     (5,542,795)      3,238,115
  Re-estimation of future policy benefits ......     (9,649,126)     (3,353,249)     26,953,558
  Reinsurance ..................................      4,088,420      12,372,471     (36,353,822)
  Deferred federal income tax expense ..........    (11,950,565)    (16,212,244)    (13,074,280)
  Elimination of interest maintenance reserve ..       (266,599)       (111,783)       (333,219)
  Other, net ...................................        427,287         201,840      (2,444,872)
                                                   ------------    ------------    ------------
Consolidated GAAP net income ...................   $ 69,337,673    $ 61,601,898    $ 40,348,606
                                                   ============    ============    ============


Value Plus Prospectus

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 1998

      The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder's equity:

                                                             For the years ended December 31,
                                                     -----------------------------------------------
                                                              1998             1997             1996
                                                     -------------    -------------    -------------
Statutory capital and surplus ....................   $ 227,387,038    $ 182,704,232    $ 153,780,908
Add (deduct) cumulative effect of adjustments:
   Deferred policy acquisition costs .............     313,617,745      267,369,685      221,475,216
   Elimination of asset valuation reserve ........      29,566,970       26,305,528       15,121,269
   Re-estimation of future policy benefits .......      46,905,628       41,283,947       31,167,840
   Establishment of deferred federal income tax ..     (98,820,880)     (84,703,745)     (65,164,526)
   Unrealized gains on investments ...............      11,711,227        7,852,564        2,313,203
   Other liabilities .............................     (48,126,550)     (33,486,652)     (32,389,767)
   Deferred premiums .............................      (7,848,934)      (7,024,891)      (1,482,096)
   Other, net ....................................      (5,026,655)      (3,468,519)      (2,215,098)
                                                     -------------    -------------    -------------
     Consolidated GAAP stockholder's equity ......   $ 469,365,589    $ 396,832,149    $ 322,606,949
                                                     =============    =============    =============


Value Plus Prospectus

                                   APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

     The following tables illustrate the way in which death benefits and cash values under the Policy change with the investment experience of the Account's investment divisions. The tables are based on the following additional assumptions:

     1. The illustration on page A-3 is for a Policy issued to a male age 5 in the standard underwriting class with a single premium of $5,000 and a Guaranteed Insurance Amount of $46,116.

     2. The illustration on page A-4 is for a Policy issued to a male age 25 in the standard underwriting class with a single premium of $20,000 and a Guaranteed Insurance Amount of $98,848.

     3. The illustration on page A-5 is for a Policy issued to a male age 40 in the standard underwriting class with a single premium of $25,000 and a Guaranteed Insurance Amount of $76,470.

     4. The illustration on page A-6 is for a Policy issued to a female age 55 in the standard underwriting class with a single premium of $50,000 and a Guaranteed Insurance Amount of $113,608.

     The tables show how the death benefit and cash value for each illustration may vary over an extended period of time assuming hypothetical rates of return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The death benefit and cash value for a Policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages during individual Policy months or years. Death benefits and cash values would also differ if loans were outstanding at any time during the periods illustrated.

     The amounts illustrated in the tables for the death benefit and cash value are calculated as of the end of each Policy year. These amounts take into account the deductions made from the single premium and the cost of life insurance and reflect a daily charge assessed against the Account for mortality and expense risks equivalent to an effective annual charge of .50%. (See "Charges Deducted from the Premium" and "Charges Under the Policy.") These amounts also take into account the current mortality adjustment factors and assume their current level throughout the periods illustrated. (This adjustment, however, is subject to increase or decrease after the first Policy year, as more fully described under "Underwriting.") The illustrations assume that the Policy's account value is allocated equally among the seven investment divisions of the Account and that Policyowners are not limited to selecting four or fewer investment options. The illustrated amounts also reflect (i) the average of the investment advisory fees charged against the Funds (equivalent to an annual rate of 0.55% of the average daily net assets) and the average of the operating expenses expected to be incurred by the Funds (at an annual rate of 0.19% of the average daily net assets) and (ii) the average daily asset charge against the Trust (currently equivalent to an effective annual rate of 0.25%). (This latter charge, however, may be increased or decreased in the future but in no event will it exceed an annual effective rate of 0.50%.) Based on the average of these investment division fees, expenses and charges, the amounts illustrated herein reflect an aggregate deduction of 0.65% each Policy year.

     The illustrated gross annual investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.15%, 4.85% and 10.85%, respectively, after deduction of the charges mentioned above.

     The hypothetical returns shown in the tables do not reflect any charges for federal income taxes against the Account, since GIAC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and cash values illustrated (see "Possible Charge for GIAC Income Taxes").


Value Plus Prospectus

     The second column of each table shows the amount which would accumulate if an amount equal to the single premium were invested to earn interest (after taxes) at 5% compounded annually.

     GIAC will furnish upon request a comparable illustration reflecting the proposed insured's age, face amount and premium amount requested. The illustration will assume that the proposed insured is classified either preferred or standard.


Value Plus Prospectus

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                MALE ISSUE AGE 5

         $5,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK

                      GUARANTEED INSURANCE AMOUNT: $46,116

                                                        DEATH BENEFIT*                                  CASH VALUE*

                     Value of Premium          Assuming Hypothetical Gross (after          Assuming Hypothetical Gross (after
   End of         Accumulated at Interest       tax) Annual Investment Return of            tax) Annual Investment Return of
Policy Year          of 5% Per Year              0%**            6%           12%               0%             6%            12%
---------             ------------             --------      --------       --------          --------      --------      --------
      1                 $ 5,250                 $46,116       $46,739     $   49,707            $4,393      $ 4,691      $   4,989
      2                   5,513                  46,116        47,337         53,464             4,305        4,904          5,539
      3                   5,788                  46,116        47,909         57,402             4,222        5,127          6,143
      4                   6,078                  46,116        48,458         61,536             4,143        5,360          6,807
      5                   6,381                  46,116        48,984         65,882             4,068        5,602          7,534
      6                   6,700                  46,116        49,489         70,458             3,996        5,854          8,334
      7                   7,036                  46,116        49,975         75,282             3,925        6,113          9,209
      8                   7,387                  46,116        50,443         80,375             3,855        6,378         10,163
      9                   7,757                  46,116        50,893         85,757             3,784        6,648         11,202
     10                   8,144                  46,116        51,328         91,450             3,712        6,921         12,331
     15                  10,395                  46,116        53,461        125,836             3,339        8,361         19,681
     20                  13,266                  46,116        55,684        173,151             3,008       10,115         31,453
     25                  16,932                  46,116        57,998        238,241             2,740       12,373         50,826
     30                  21,610                  46,116        60,409        327,793             2,508       15,207         82,515
     60                  93,396                  46,116        77,133      2,225,196             1,307       46,512      1,341,815

*    Assumes no Policy loan has been made.
**   The death benefit can never be less than the Guaranteed Insurance Amount.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT RESULTS OF THE INVESTMENT OPTIONS TO WHICH AN OWNER ALLOCATES ACCOUNT VALUE. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY GIAC OR THE FUNDS OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


Value Plus Prospectus

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                MALE ISSUE AGE 25

        $20,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK

                      GUARANTEED INSURANCE AMOUNT: $98,848

                                                       DEATH BENEFIT*                                  CASH VALUE*

                     Value of Premium          Assuming Hypothetical Gross (after          Assuming Hypothetical Gross (after
   End of         Accumulated at Interest       tax) Annual Investment Return of            tax) Annual Investment Return of
Policy Year          of 5% Per Year              0%**            6%           12%               0%             6%            12%
---------             ------------             --------     --------        --------         --------       --------      --------
      1                $ 21,000                 $98,848      $100,184     $  106,542           $17,587      $18,778       $ 19,970
      2                  22,050                  98,848       101,462        114,592            17,235       19,634         22,175
      3                  23,153                  98,848       102,688        123,029            16,899       20,522         24,587
      4                  24,310                  98,848       103,863        131,887            16,577       21,443         27,229
      5                  25,526                  98,848       104,990        141,200            16,267       22,399         30,124
      6                  26,802                  98,848       106,073        151,007            15,967       23,388         33,296
      7                  28,142                  98,848       107,114        161,347            15,677       24,411         36,771
      8                  29,549                  98,848       108,115        172,261            15,395       25,470         40,581
      9                  31,027                  98,848       109,081        183,795            15,121       26,563         44,758
     10                  32,578                  98,848       110,012        195,995            14,854       27,693         49,338
     15                  41,579                  98,848       114,584        269,668            13,574       33,985         79,981
     20                  53,066                  98,848       119,347        371,047            12,335       41,472        128,935
     25                  67,727                  98,848       124,308        510,555            11,134       50,270        206,469
     30                  86,439                  98,848       129,476        702,546             9,973       60,471        328,117
     40                 140,800                  98,848       140,470      1,330,494             7,744       84,705        802,301

*    Assumes no Policy loan has been made.
**   The death benefit can never be less than the Guaranteed Insurance Amount.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT RESULTS OF THE INVESTMENT OPTIONS TO WHICH AN OWNER ALLOCATES ACCOUNT VALUE. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY GIAC OR THE FUNDS OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


Value Plus Prospectus

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                MALE ISSUE AGE 40

        $25,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK

                      GUARANTEED INSURANCE AMOUNT: $76,470

                                                       DEATH BENEFIT*                                  CASH VALUE*

                     Value of Premium          Assuming Hypothetical Gross (after          Assuming Hypothetical Gross (after
   End of         Accumulated at Interest       tax) Annual Investment Return of            tax) Annual Investment Return of
Policy Year          of 5% Per Year              0%**            6%           12%               0%             6%            12%
---------             ------------             --------     --------        --------         --------       --------      --------
      1                 $26,250                 $76,470       $77,461       $ 82,329           $22,236      $23,726       $ 25,217
      2                  27,563                  76,470        78,414         88,468            21,796       24,798         27,977
      3                  28,941                  76,470        79,330         94,914            21,361       25,894         30,981
      4                  30,388                  76,470        80,212        101,691            20,932       27,018         34,253
      5                  31,907                  76,470        81,061        108,826            20,508       28,168         37,816
      6                  33,502                  76,470        81,881        116,349            20,089       29,344         41,696
      7                  35,178                  76,470        82,672        124,290            19,676       30,548         45,926
      8                  36,936                  76,470        83,436        132,680            19,269       31,780         50,536
      9                  38,783                  76,470        84,176        141,553            18,869       33,041         55,564
     10                  40,722                  76,470        84,892        150,946            18,473       34,330         61,043
     15                  51,973                  76,470        88,421        207,709            16,547       41,296         97,008
     20                  66,332                  76,470        92,098        285,832            14,663       49,148        152,534
     25                  84,659                  76,470        95,929        393,362            12,849       57,846        237,201

*    Assumes no Policy loan has been made.
**   The death benefit can never be less than the Guaranteed Insurance Amount.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT RESULTS OF THE INVESTMENT OPTIONS TO WHICH AN OWNER ALLOCATES ACCOUNT VALUE. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY GIAC OR THE FUNDS OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


Value Plus Prospectus

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                               FEMALE ISSUE AGE 55

        $50,000 SINGLE PREMIUM FOR STANDARD-SIMPLIFIED UNDERWRITING RISK

                      GUARANTEED INSURANCE AMOUNT: $113,608

                                                       DEATH BENEFIT*                                  CASH VALUE*

                     Value of Premium          Assuming Hypothetical Gross (after          Assuming Hypothetical Gross (after
   End of         Accumulated at Interest       tax) Annual Investment Return of            tax) Annual Investment Return of
Policy Year          of 5% Per Year              0%**            6%           12%               0%             6%            12%
---------             ------------             --------      --------       --------          --------      --------      --------
      1                $ 52,500                $113,608      $115,048       $122,240           $44,584     $ 47,556       $ 50,529
      2                  55,125                 113,608       116,436        131,299            43,562       49,531         55,853
      3                  57,881                 113,608       117,775        140,818            42,564       51,553         61,640
      4                  60,775                 113,608       119,066        150,835            41,592       53,630         67,939
      5                  63,814                 113,608       120,313        161,391            40,645       55,760         74,798
      6                  67,005                 113,608       121,519        172,526            39,722       57,946         82,269
      7                  70,355                 113,608       122,685        184,285            38,818       60,185         90,403
      8                  73,873                 113,608       123,814        196,715            37,931       62,469         99,251
      9                  77,566                 113,608       124,909        209,867            37,053       64,790        108,858
     10                  81,445                 113,608       125,970        223,793            36,182       67,142        119,282
     15                 103,946                 113,608       131,209        307,971            31,958       79,649        186,951
     20                 132,665                 113,608       136,666        423,834            27,961       93,601        290,280
     25                 169,318                 113,608       142,352        583,344            24,006      107,944        442,344

*    Assumes no Policy loan has been made.
**   The death benefit can never be less than the Guaranteed Insurance Amount.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT RESULTS OF THE INVESTMENT OPTIONS TO WHICH AN OWNER ALLOCATES ACCOUNT VALUE. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY GIAC OR THE FUNDS OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


Value Plus Prospectus

                                     PART II

                           UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

      Under Article VIII of GIAC's By-Laws, as supplemented by Section 3.2 of GIAC's Certificate of Incorporation, any past or present director or officer of GIAC (including persons who serve at GIAC's request or for its benefit as directors or officers of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise [hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by such Covered Person in connection with any action, suit or proceeding to which such Covered Person may be a party or otherwise involved by reason of being or having been a Covered Person. However, this provision does not protect a Covered Person against any liability to either GIAC or its stockholder to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office. This provision does protect a director of GIAC against any liability to GIAC or its stockholder for monetary damages or for breach of fiduciary duty as a director of GIAC, except for liability (i) for any breach of the director's duty of loyalty to GIAC or its stockholder, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                     REPRESENTATION PURSUANT TO SECTION 26

      The Guardian Insurance & Annuity Company, Inc. hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Guardian Insurance & Annuity Company, Inc.


                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following papers and documents:
      The facing sheet.

      Cross-reference to items required by Form N-8B-2.


      The prospectus consisting of 88 pages.


      The undertaking to file reports.

      The undertaking pursuant to Rule 484.

      The Representation pursuant to Section 26 of The Investment Company Act of 1940.

      The signatures.

      Written opinions and/or consents of the following persons:

         Richard T. Potter, Jr., Esq.
         Charles G. Fisher, F.S.A.


         PricewaterhouseCoopers LLP


     The following exhibits:



     1.A    (1)   Resolution of the Board of Directors of The Guardian Insurance
                  & Annuity Company, Inc. establishing The Guardian Separate
                  Account B.(1)
            (2)   Not Applicable.
            (3)   Distribution Contracts:
                  (a)   Distribution and Service Agreement between The Guardian
                        Insurance & Annuity Company, Inc. and Guardian Investor
                        Services Corporation.(5)
                  (b)   (i)   Form of Sales Operations and General Agent
                              Agreement.(2)
                        (ii)  Form of Broker-Dealer Supervisory and Service
                              Agreement.(10)
                        (iii) Form of Registered Representative's Agreement.(2)
                  (c)   Schedule of Sales Commissions.(2)
            (4)   Not Applicable.
            (5)   Specimen of Single Premium Variable Life Insurance Policy
                  (Form 89-SPVL).(6)
            (6)   (a)   Certificate of Incorporation of The Guardian Insurance &
                        Annuity Company, Inc.(6)
                  (b)   By-laws of The Guardian Insurance & Annuity Company,
                        Inc.(10)
            (7)   Not Applicable.
            (8)   Amended and Restated Agreement for Services and Reimbursement
                  Therefor, between The Guardian Life Insurance Company of
                  America and The Guardian Insurance & Annuity Company, Inc.(9)
            (9)   (a)   Agreement Regarding Operation of the Shearson Lehman
                        Brothers Fund of Stripped ("Zero") U.S. Treasury
                        Securities.(2)
                  (b)   Reinsurance Agreements between The Guardian Insurance &
                        Annuity Company, Inc. and each of the following entities:
                        (i)   The Guardian Life Insurance Company of America.(3)
                        (ii)  The Lincoln National Life Insurance Company.(3)
                        (iii) General Reassurance Corporation.(3)
            (10)  Application Form for Single Premium Variable Life Insurance
                  Policy.(5)
            (11)  Memorandum on the Policy Issuance, Transfer and Redemption
                  Procedures and on the Method of Computing Cash Adjustment upon Exchange of the Policy [Pursuant to Rule 6e-2(b)(12)(ii) and
                  Rule 6e-2(b)(13)(v)(B)].(4)
      2.    See Exhibit 1.A(5).
      3.A.  Opinion and Consent of Richard T. Potter, Jr., Esq.(7)
        B.  Consent of Richard T. Potter, Jr., Esq.
      4.    None.
      5.    Not Applicable.
      6.    Opinion and Consent of Charles G. Fisher, F.S.A.

      7.    Consent of PricewaterhouseCoopers LLP.


      8.A. Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.(6)
      B. Power of Attorney executed by Frank J. Jones, Senior Vice President, Chief Investment Officer and Director of The Guardian Insurance & Annuity Company, Inc.(8)
     27.    Financial Data Schedule.

----------------
(1) Incorporated by reference to the Registration Statement on Form S-6 filed by Registrant on May 15, 1985 (Reg. No. 2-97765).
(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed by Registrant on September 13, 1985 (Reg. No. 2-97765).
(3) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 filed by Registrant on April 28, 1987 (Reg. No. 2-97765).
(4) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 filed by Registrant on July 14, 1988 (Reg. No. 2-97765).
(5) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 filed by Registrant on May 1, 1989 (Reg. No. 2-97765).
(6) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 filed by Registrant on March 1, 1991 (Reg. No. 2-97765).
(7) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 filed by Registrant on April 27, 1992 (Reg. No. 2-97765).
(8) Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form S-6 filed by Registrant on April 28, 1993 (Reg. No. 2-97765).
(9) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed by Registrant on March 2, 1995 (Reg. No. 2-97765).


(10) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form S-6 filed by Registrant on April 30, 1998 (Reg. No. 2-97765).

                                   SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Guardian Separate Account B, certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 22 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of April, 1999.



                              THE GUARDIAN SEPARATE ACCOUNT B
                                    (Registrant)

                              THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                   (Depositor)


                              By   /s/ JOHN M. SMITH
                                 ------------------------------
                                       JOHN M. SMITH
                                 EXECUTIVE VICE PRESIDENT

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the dates indicated.

                      JOSEPH D. SARGENT*           President, Chief Executive
                       Joseph D. Sargent           Officer and Director
                 Principal Executive Officer

                       FRANK J. JONES*             Senior Vice President and
                        Frank J. Jones             Chief Investment Officer
                  Principal Financial Officer

                        FRANK L. PEPE*             Vice President and Controller
                         Frank L. Pepe
                 Principal Accounting Officer

                        JOHN M. SMITH*             Executive Vice President and
                         John M. Smith             Director


                        EDWARD K. KANE*            Executive Vice President and
                        Edward K. Kane             Director


                       PHILIP H. DUTTER*           Director
                       Philip H. Dutter

                      ARTHUR V. FERRARA*           Director
                      Arthur V.  Ferrara

                        LEO R. FUTIA*              Director
                         Leo R. Futia

                       Peter L. Hutchings          Director

                      WILLIAM C. WARREN*           Director
                       William C. Warren



         *By:    /s/    JOHN M. SMITH         Date: April 29, 1999
                -------------------------------
                        John M. Smith
                   Executive Vice President
                Pursuant to a Power of Attorney

                         THE GUARDIAN SEPARATE ACCOUNT B

                                  EXHIBIT INDEX

         Exhibit
         Number                    Description
         ------                    -----------



         3(B)       Consent of Richard T. Potter, Jr., Esq.

         6          Opinion and Consent of Charles G. Fisher, F.S.A.


         7          Consent of PricewaterhouseCoopers LLP


         27         Financial Data Schedule